     As filed with the Securities and Exchange Commission on April 27, 2000

                           Registration No. 333-69327

        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington DC 20549
                    . . . . . . . . . . . . . . . . . . . .


                         Post-Effective Amendment No. 1

                                  to FORM S-6
                             Registration Statement
                                     Under
                           THE SECURITIES ACT OF 1933

             . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                  VARIABLE ACCOUNT C
                         OF FORTIS BENEFITS INSURANCE COMPANY
                                (Exact name of trust)

                          FORTIS BENEFITS INSURANCE COMPANY
                                 (Name of Depositor)

        . . . . . . . . . . . . . . . . . . . . . ....... . . . . . . . . . .

                                Douglas R. Lowe, ESQ.
                                    P.O. Box 64284
                              St. Paul, Minnesota 55164
                   (Name and complete address of agent for service)

                  . . . . . . . . . . . . . . . . . . . . . . . . .

Securities Registered: Interests in Variable Account C pursuant to variable life insurance policies

                         ------------------------------


It is proposed that this filing will become effective (check appropriate line):


          Immediately upon filing pursuant to paragraph (b) of Rule 485.
     ---

      X   On May 1, 2000 pursuant to paragraph (b) of Rule 485.
     ---

          60 days after filing pursuant to paragraph (a) of Rule 485.
     ---

          On               pursuant to paragraph (a) of Rule 485.
     ---     -------------




An indefinite amount of the securities being offered has been registered pursuant to a declaration under Rule 24f-2 under the Investment Company Act of 1940, set out in the Form S-6 Registration Statement contained in File No. 33-03919. The registrant filed its Rule 24f-2 notice for the year ended December 31, 1999 on March 28, 2000.


                      . . . . . . . . . . . . . . . . . . . . .

[FORTIS Solid partners, flexible solutions(SM) LOGO]
                              FORTIS WALL STREET SERIES VUL PROSPECTUS

                       FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES (THE
                                            "POLICIES")
                                             ISSUED BY
                            FORTIS BENEFITS INSURANCE COMPANY ("FORTIS")

                                                                   HOME OFFICE:

Mailing Address:                                 Street Address:                                     Telephone:
P.O. Box 64284                                   500 Bielenberg Drive                                (800) 800-2000
St. Paul, MN 55164                               Woodbury, MN 55125                                  Ext. 3028

The flexible premium variable life insurance Policies offered by this Prospectus are issued by Fortis Benefits Insurance Company. The Policies are designed to

-   provide lifetime insurance coverage on the insureds named in the Policies

-   allow flexibility in premium payments and death benefits

-   give you several variable investment options from which to choose

     Other choices you have.  During the insured person's lifetime, you can also
(1) change the amount of insurance, (2) borrow or withdraw amounts you have in our investment options, (3) choose, within limits, when and how much you invest, and (4) choose whether the amounts you have in our investment options will, upon the insured person's death, be added to the insurance proceeds we otherwise will pay to the beneficiary.

     Charges and expenses. We deduct charges and expenses from the amounts you invest. These are described beginning on page 5.

     Right to return. If for any reason you are not satisfied with your Policy, you may return it to us for a full refund. To exercise your right to return your Policy, you must mail it directly to the Home Office address shown above or return it to the Fortis representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial premium payment in the Fortis general account for 20 days following the date the Policy is mailed to you. Then we will automatically allocate your investment among the investment options shown on page 3, as you have chosen. Any additional premium we receive during the 20-day period will also be invested in the general account option and allocated to your chosen investment options at the same time as your initial premium.

THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS BOOKLET IS CALLED A "PROSPECTUS." ITS DATE IS MAY 1, 2000.


[FORTIS LOGO] and Fortis(SM) are registered servicemarks of Fortis (NL) N.V. and Fortis (B).


99987 (5/00)

TABLE OF CONTENTS



                                                                PAGE
Guide to This Prospectus....................................      3
Basic Questions You May Have................................      4
     - What are my investment options?......................      4
     - How can I invest money in a Policy?..................      4
     - How will the value of my investment in a Policy
      change over time?.....................................      5
     - What is the basic amount of insurance ("death
      benefit") that Fortis pays
       when the insured dies?...............................      6
     - What charges will Fortis deduct from my investment in
      the Policy............................................      6
     - What charges and expenses will the Funds deduct from
      amounts I invest
       through my Policy?...................................      8
     - Must I invest any minimum amount in a Policy?........      9
     - How can I change my Policy's investment options?.....     10
     - How can I change my Policy's insurance coverage?.....     10
     - What additional rider benefits might I select?.......     11
     - How can I access my policy value?....................     12
     - Can I choose the form in which Fortis pays out the
      proceeds from my Policy?..............................     13
     - To what extent can Fortis vary the terms and
      conditions of the Policies in particular cases?.......     14
     - How will my Policy be treated for income tax
      purposes?.............................................     14
     - How do I communicate with Fortis?....................     14
Illustrations of a Hypothetical Policy......................     15
Additional Information......................................     21
     - Fortis Benefits/Fortis Financial Group...............     21
     - The Separate Account.................................     21
     - Tax Effects..........................................     21
     - Voting Privileges....................................     25
     - Your Beneficiary.....................................     25
     - Assigning Your Policy................................     26
     - More About Policy Charges............................     26
     - Effective Date of Policy and Related Transactions....     27
     - More About Our General Account Option................     28
     - Distribution of the Policies.........................     28
     - Payment of Policy Proceeds...........................     29
     - Adjustments to Death Benefit.........................     30
     - Additional Rights That We Have.......................     30
     - Performance Information..............................     30
     - Our Reports to Policy Owners.........................     31
     - Fortis Management....................................     31
     - Legal Matters........................................     32
     - Independent Auditors.................................     32
     - Actuarial Experts....................................     32
     - Financial Statements.................................     32
Index of Words and Phrases..................................     33

                            GUIDE TO THIS PROSPECTUS


     Basic Information. This prospectus contains information that you should know before you purchase a variable universal life policy ("Policy") or exercise any of your rights under a Policy.



     Illustrations of a hypothetical policy. Starting on page 15, we have included some illustrations of how the values of a hypothetical Policy would change over time, based on certain assumptions we have made. Because your circumstances may vary considerably from our assumptions, your Fortis representative will also provide you with a similar hypothetical illustration that is more tailored to your own circumstances and wishes.


     Additional information. You may find the answers to other questions you have under "Additional Information" beginning on page 20, or in the forms of our Policy and riders. A table of contents for the "Additional Information" portion of this prospectus also appears on page 20. You can obtain copies of our Policy and rider forms from (and direct any other questions to) your Fortis representative or our Home Office (see page 1).

     Fortis' financial statements. We have included our financial statements in this prospectus. These begin on page 30.


     Special words and phrases. If you want more information about any words or phrases that you read in this prospectus, you may wish to refer to the Index of Words and Phrases that appears at the end of this prospectus (page 32). That index will tell you on what page you can read more about many of the words and phrases that we use.

                          BASIC QUESTIONS YOU MAY HAVE

WHAT ARE MY INVESTMENT OPTIONS?

     You can invest in any of the following variable investment options. You may change your selections from time to time:


                    DOMESTIC STOCK
                    --------------
Small Cap  Fortis-Aggressive Growth Series
           Berger-Small Cap Value Series
Mid Cap    Fortis-Growth Stock Series
           Dreyfus-Mid Cap Stock Series
           MFS-Investors Growth Series
Large Cap  Alliance-Large Cap Growth Series
           T. Rowe Price-Blue Chip Stock
           Series
           Dreyfus-S&P 500 Index Series
           Fortis-Growth & Income Series
           Fortis-Value Series
           Fortis-Asset Allocation Series
           Federated-American Lenders Series
           AIM-Blue Chip Stock Series II
           MFS-Capital Opportunities Series
                  INTERNATIONAL STOCK
                  -------------------
Lazard Freres-International Stock Series
Fortis-Global Growth Series
Morgan Stanley-Global Asset Allocation
Series
MFS-Global Equity Series
                    DOMESTIC BONDS
                    --------------
Fortis-High Yield Series
Fortis-Diversified Income Series
Fortis-U.S. Gov't Securities Series
                         CASH
                         ----
Fortis-Money Market Series
                  INTERNATIONAL BONDS
                  -------------------
AIM-Multisector Bond Series


The FBIC general account is the fixed rate investment option for these Policies.

A SEPARATE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THE FORTIS SERIES FUND, INC. ("FUND" OR "FUNDS") IN WHICH WE INVEST THE AMOUNT THAT YOU ALLOCATE TO ANY OF THE ABOVE-LISTED VARIABLE INVESTMENT OPTIONS. YOUR INVESTMENT RESULTS IN ANY SUCH OPTION WILL DEPEND ON THOSE OF THE RELATED FUND. THEREFORE, YOU SHOULD BE SURE YOU ALSO READ THE FUND PROSPECTUS FOR ANY SUCH INVESTMENT OPTION YOU MAY BE INTERESTED IN.

HOW CAN I INVEST MONEY IN A POLICY?

     Premium payments. We call the investments you make in a Policy "premiums." The amount we recommend as your first premium varies depending on the specifics of your Policy and the insured person. We can refuse to accept a subsequent premium payment that is less than $25.00. (Policies issued in some states or automatic premium payment plans may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

     Recommended monthly minimum premium. We will recommend a monthly minimum premium to you in your Policy. This monthly minimum premium is generally the estimated monthly premium which would keep your Policy (or benefit change) in force until the insured person reaches age 65, or for 5 years if the insured person is older than age 60. We base our estimate on (1) the insured person's age, sex and smoking habits and (2) reasonable assumptions for interest, cost of insurance, and other charges.

     Limits of premium payments. Federal tax law limits your ability to make certain very large amounts of premium payments (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements are summarized further under "Tax Effects" beginning on page 20. We will monitor your premium payments to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. We reserve the right to impose additional limits on the number or amount of premium payments. We currently have no intention of imposing such limits, except when the insured person does not provide us with adequate evidence that he/she continues to meet our requirements for issuing insurance.

     Ways to pay premiums. Premiums must be by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Fortis Benefits Insurance Company." Premiums after the first premium must be sent directly to our Home Office at the appropriate address shown on page 1. We also accept premium payments by bank draft, wire, or by exchange from another insurance company. You may obtain further information about how to make premium payments by any of these methods from your Fortis representative or from our Home Office. Premium payments from salary deduction plans may be made only if we agree.

     Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your policy value over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and your fund choices, and is not guaranteed.


     Under dollar cost averaging, we automatically make regular, periodic transfers of your policy value from one investment option to one or more of the other investment options that you choose. We make these transfers at the end of the first day of each month. You cannot participate in dollar cost averaging while also using automatic rebalancing (discussed below). Dollar cost averaging ceases upon your request, or if your policy value in the option being transferred from becomes exhausted.


     Automatic rebalancing (Privileged Account Service). Privileged Account Service is an investment strategy which recognizes that different investment sectors perform relatively better at different times. The strategy periodically examines your investment mix and adjusts it to maintain proportions you specify. This is intended to increase your chance of realizing a gain on a fund that shows a sudden improvement in performance. The success of this strategy depends on market trends (and your fund choices) and is not guaranteed.


     Under Privileged Account Service, we automatically rebalance the proportion of your policy value in each investment option you specify. You tell us whether you want us to do the rebalancing quarterly, semi-annually, or annually. We rebalance on a calendar year basis. Over time, the differing investment results of each investment option will shift the percentage allocations of your policy value. The rebalancing feature will automatically transfer your policy value among the subaccounts back to the preset percentages you have selected. You cannot participate in this program while also participating in dollar cost averaging (discussed above). Rebalancing terminates upon your request.


HOW WILL THE VALUE OF MY INVESTMENT IN A POLICY CHANGE OVER TIME?

     Your policy value. From each premium payment you make, we may deduct the charges that we describe beginning on page 5, under "Deductions from each premium payment." We invest the rest in one or more of the investment options listed on page 3 according to your instructions. We call the amount that is at any time invested under your Policy, your "policy value."

     Your investment options. We invest the policy value that you have allocated to any investment option (except our general account option) in shares of a Fund that follows investment practices, policies and objectives that are appropriate to that option. Over time, your policy value in any investment option will increase or decrease by the same amount as if you had invested in the related Fund's shares directly (and reinvested all dividends and distributions from the Fund in additional Fund shares); except that your policy value will be reduced by certain charges that we deduct. We describe these charges beginning on page 5, under "What charges will Fortis deduct from my investment in the Policy?"

     Other important information about the Funds that you can choose is included in the separate prospectus for those Funds. This includes information about the investment performance that each Fund's investment manager has achieved. Additional free copies of the Fund prospectus are available from your Fortis representative or from our Home Office.

     We invest any value you have allocated to our general account option as part of our general assets. We credit a fixed rate of interest on that policy value, which we declare from time to time. We guarantee that this will be at an effective annual rate of at least 4%. Although this interest increases the amount of any policy value that you have in our general account option, such policy value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 7. The "asset-based monthly charge" and the charges and expenses of the Funds discussed below do not apply to our general account option.

     Policies are "non-participating." The Policies are not "participating." Therefore, you will not be entitled to any dividends from Fortis.

WHAT IS THE BASIC AMOUNT OF INSURANCE ("DEATH BENEFIT") THAT FORTIS PAYS WHEN
  THE INSURED PERSON DIES?

     Your face amount of insurance. In your application to buy a Policy, you will tell us how much life insurance coverage you want on the life of the insured person. We call this the "face amount" of insurance. The minimum face amount of insurance is $50,000 for issue ages 0-70, and $100,000 for issue ages 71-80.

     Your death benefit. The basic death benefit we will pay is reduced by any outstanding loans. You choose whether the basic death benefit is

    -  Option A -- The face amount on the date of the insured person's death

    -  Option B -- The face amount plus the policy value on the date of death.


Under Option B, your death benefit will tend to be higher than under Option A. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your policy value will tend to be higher under Option A than under Option B. Please read "How can I change my Policy's insurance coverage" on page 10 of this prospectus to learn about how to change your death benefit option.


     We will automatically pay an alternative basic death benefit as described below, if it is higher than the basic Option A or Option B death benefit (whichever you have selected).

At issue, you may choose between two tests that may be used to determine if a Policy qualifies as life insurance as defined by Section 7702 of the Internal Revenue Code of 1986, as amended, (the "Code"). The test selected will determine how the alternative death benefit is calculated. Once a test is selected it cannot be changed. The two tests are the Guideline Premium Test and the Cash Value Accumulation Test.

Under either test, the death benefit at any point must be greater than the policy value times an applicable percentage. Under the Guideline Premium Test those percentages are prescribed and vary only by the age of the insured. Under the Cash Value Accumulation Test, the percentages vary by the age and underwriting class of the insured. The applicable percentages for the Guideline Premium Test are indicated in the following table:

     AGE OF INSURED         APPLICABLE PERCENTAGE
        AT DEATH               OF POLICY VALUE
     --------------         ---------------------
40 or less                          250%
45                                  215%
50                                  185%
55                                  150%
60                                  130%
65                                  120%
70                                  115%
75                                  105%
80                                  105%
85                                  105%
90                                  105%
95+                                 100%

For ages not listed, the progression between the listed ages is constant.

The following table illustrates the estimated applicable percentages under the Cash Value Accumulation Test for a male insured rated as standard non-smoker:

                 APPLICABLE PERCENTAGE
AGE OF INSURED      OF POLICY VALUE
--------------   ---------------------
      35                 422%
      45                 303%
      55                 221%
      65                 168%
      75                 136%

We reserve the right to increase the death benefit, limit a face decrease, return premium or send you a withdrawal of policy value, to make sure the Policy qualifies as life insurance under the test selected.

     Maturity of your Policy. The maturity date of the Policy is the date of death of the insured.

WHAT CHARGES WILL FORTIS DEDUCT FROM MY INVESTMENT IN THE POLICY?

     Asset-Based Monthly charge. We make a monthly deduction from your policy value invested in any of the investment options (other than the general account option). The charge is based on annual effective percentage rates as follows:

             UNLOANED
          POLICY VALUE IN
       VARIABLE SUBACCOUNTS            YEARS 1-9    YEARS 10+
       --------------------            ---------    ---------
$0 - $25,000.......................      1.10%        .70%
$25,001 - $250,000.................       .70%        .30%
$250,001 or more...................       .35%        .10%

     The rate of the charge is lower for each succeeding tier. For example, if the policy value were $35,000 in year 3, the rate for the first $25,000 would be 1.10% and .70% for the remaining $10,000 of policy value.

     The level of the annual effective percentage rate is not guaranteed. Rather, we have the right at any time to raise this rate under your Policy to not more than 1.2%.

     The asset-based monthly charge is designed primarily to a) defray the expenses of processing applications and issuing the Policies, b) reimburse us for the cost of distributing the Policies, and c) compensate us for the risks we assume under the Policy. See "More About Policy Charges" in the "Additional Information" portion of the prospectus.

     Monthly administrative charge. We will deduct $5.00 per month from your policy value. Also, we have the right to raise this charge at any time to not more than $11.50 per month. While we do not currently do so, we also reserve the right to impose an additional monthly charge of up to $.13 per thousand dollars of face amount then in force. This charge is designed to compensate us for the continuing administrative functions we perform in connection with the Policies.

     Monthly insurance charge. Every month we will deduct from your policy value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "amount at risk" on that date. Our amount at risk is the difference between (a) the death benefit divided by 1.00327374, at the beginning of the Policy month and (b) the total policy value at the beginning of the Policy month. For otherwise identical Policies, a greater amount at risk results in a higher monthly insurance charge.

     For otherwise identical Policies, a higher cost of insurance rate also results in a higher monthly insurance charge. Our cost of insurance rates are guaranteed not to exceed those specified in your Policy. Our current rates are lower for insured persons in most age and risk classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

     In general, our cost of insurance rates increase with the insured person's age. Therefore, the longer you own your Policy, the higher the cost of insurance rate will be. Also, our cost of insurance rates will generally be lower if the insured person is a female than if a male (except if the Policy is unisex).

     Similarly, our current cost of insurance rates are generally lower for non-smokers than smokers, and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or advocational risks may be charged higher cost of insurance rates. Additional level amounts per thousand dollars of face amount may be charged in such cases.

     Finally, for otherwise identical Policies, our current cost of insurance rates are lower for Policies having higher face amounts. The insurance charges are tiered according to face amount. There are five tiers with each succeeding tier being charged a lower cost of insurance rate than the rate for the preceding tier as follows:

                                PERCENTAGE OF THE FIRST TIER
                                           CHARGES
                               -------------------------------
      FACE AMOUNT TIER         SMOKER   NON-SMOKER   PREFERRED
      ----------------         ------   ----------   ---------
$100,000 or less.............   100%       100%        100%
$100,001 -- $300,000.........    97%        99%         98%
$300,001 -- 500,000..........    95%        97%         96%
$500,001 -- $1,000,000.......    93%        95%         86%
$1,000,001 or more...........    90%        93%         82%

     This means that the cost of insurance rate per thousand will be lower for the portion of the face amount of insurance within each succeeding tier. For example, a Policy with a $350,000 face amount would have a cost of insurance rate for the first $100,000, a lower rate for the next $200,000 of face amount and a still lower rate for the remaining $50,000 of face amount.

     Deductions from each premium payment. While we don't currently have plans to do so, we reserve the right to impose an additional charge of up to 2.5% that would be deducted from each payment to more fully reimburse us for premium and other taxes that may be payable and are attributable to the Policies.

     Guaranteed death benefit charges. There is no charge for the first 5 years (or if the insured is age 71 or more at issue, the greater of 2 years or until age 75). If you select a longer guarantee period there is a monthly charge for the rest of the guarantee period as follows:

     (1) The current charge is $.01 per thousand of face amount in effect under the Policy and any riders for the guarantee period that lasts until age 65;

     (2) The current charge is $.02 per thousand of face amount in effect under the Policy and any riders for the guarantee period which lasts until age 85.

     These charges may be raised, subject to a maximum of $.03 and $.06 per thousand, respectively.

     Additional benefit riders charge. We will deduct charges monthly from your policy value, if you select certain additional benefit riders. These are described beginning on page 10, under "What additional rider benefits might I select?"

     Surrender charge. The Policies have a surrender charge that applies for the first 14 Policy years (and the first 14 years after any requested increase in the Policy's face amount). This charge is imposed when the Policy is surrendered or lapsed. The amount of the surrender charge depends on the face amount and the age of the insured person as follows:

                       SURRENDER CHARGE PER
INSURED PERSON'S AGE   THOUSAND DOLLARS OF
 AT TIME OF POLICY        FACE AMOUNT OR
    ISSUANCE OR            FACE AMOUNT
FACE AMOUNT INCREASE         INCREASE
--------------------   --------------------
        0-27                  $ 9.00
       28-34                  $10.00
       35-38                  $11.00
       39-42                  $12.00
       43-45                  $13.00
       46-48                  $14.00
       49-51                  $16.00
       52-53                  $18.00
       54-55                  $20.00
       56-57                  $22.00
       58-59                  $25.00
       60-61                  $29.00
       62-63                  $33.00
       64-65                  $38.00
       66-80                  $40.00

     Any amount of surrender charge decreases automatically by a constant amount each year beginning in the sixth year of its 14 year period referred to above until, in the fifteenth year, it is zero.

     Transaction fee. We reserve the right to charge a transaction fee of up to $25 for each partial withdrawal and transfer of policy value, although we have no current plans to do so.

     Charge for taxes. We can charge you in the future for taxes we incur or reserves we set aside for taxes in connection with your Policy. This charge would reduce the investment experience of your policy value.

     Allocation of charges. You may choose from which of your investment options we deduct all monthly charges except asset-based monthly charges. If you do not specify a choice, or if you do not have enough policy value in any investment option to comply with your selection, we will deduct these charges in proportion to the amount of value you then have in each investment option. Asset-based monthly charges will always be taken in proportion to the values in your variable investment options.

WHAT CHARGES AND EXPENSES WILL THE FUNDS DEDUCT FROM AMOUNTS I INVEST THROUGH
  MY POLICY?


     The Fund pays its investment management fees and other operating expenses. Because they reduce the investment return of a Fund, these fees and expenses also will reduce indirectly the return you will earn on any value that you have invested in that Fund. These charges and expenses for 1999 were as follows:

PORTFOLIO ANNUAL EXPENSES (a)


                                   U.S.
                       MONEY    GOVERNMENT   DIVERSIFIED   MULTI SECTOR                GLOBAL ASSET     ASSET      AMERICAN
                       MARKET   SECURITIES     INCOME          BOND       HIGH YIELD    ALLOCATION    ALLOCATION    LEADERS
                       SERIES     SERIES       SERIES       SERIES(B)       SERIES        SERIES        SERIES     SERIES(C)
                       ------   ----------   -----------   ------------   ----------   ------------   ----------   ---------
Investment and
  Management
  Fee................  0.30%      0.47%         0.47%         0.75%         0.50%         0.90%         0.47%        0.90%
Other Expenses.......  0.05%      0.05%         0.07%         0.15%         0.07%         0.12%         0.05%        0.35%
Total Fortis Series
  Operating
  Expenses...........  0.35%      0.52%         0.54%         0.90%         0.57%         1.02%         0.52%        1.25%


                                   CAPITAL      GROWTH &   S&P 500
                       VALUE    OPPORTUNITIES    INCOME     INDEX
                       SERIES     SERIES(C)      SERIES    SERIES
                       ------   -------------   --------   -------
Investment and
  Management
  Fee................  0.70%        0.90%        0.63%      0.40%
Other Expenses.......  0.08%        0.35%        0.06%      0.06%
Total Fortis Series
  Operating
  Expenses...........  0.78%        1.25%        0.69%      0.46%


                                          BLUE                                                                         LARGE
                                          CHIP      INTERNATIONAL                                 GLOBAL    GLOBAL      CAP
                          BLUE CHIP       STOCK         STOCK         MID CAP       SMALL CAP     GROWTH    EQUITY     GROWTH
                         STOCK SERIES   SERIES II     SERIES(C)     STOCK SERIES   VALUE SERIES   SERIES   SERIES(C)   SERIES
                         ------------   ---------   -------------   ------------   ------------   ------   ---------   ------
Investment and
  Management Fee.......     0.87%         0.95%         0.84%          0.90%          0.90%       0.70%      1.00%     0.90%
Other Expenses.........     0.05%         0.35%         0.10%          0.28%          0.14%       0.07%      0.35%     0.07%
Total Fortis Series
  Operating Expenses...     0.92%         1.30%         0.94%          1.18%          1.04%       0.77%      1.35%     0.97%


                         INVESTORS   GROWTH   AGGRESSIVE
                          GROWTH     STOCK      GROWTH
                         SERIES(C)   SERIES     SERIES
                         ---------   ------   ----------
Investment and
  Management Fee.......    0.90%     0.61%      0.66%
Other Expenses.........    0.35%     0.05%      0.06%
Total Fortis Series
  Operating Expenses...    1.25%     0.66%      0.72%


------------------------------

(a) As a percentage of Series average net assets based on 1999 historical data, except for that American Leaders, Capital Opportunities, Blue Chip Stock Series II, Global Equity and Investors Growth, the amounts are based upon estimates after reimbursement for the current fiscal year. The estimated expenses for those portfolios prior to reimbursement are as follows; Global Equity 1.40%, Investors Growth 1.30%, Capital Opportunities 1.30%, American Leaders 1.30% and Blue Chip II 1.30%.



(b) The Multi Sector Bond Series will be sub-advised by AIM and is the same shall and assets as the Global Bond Series.


(c) Expense estimate for current year.


MUST I INVEST ANY MINIMUM AMOUNT IN A POLICY?

     Planned periodic premiums. Your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to have us bill you. Our current practice is to bill quarterly, semi-annually or annually. You may also set up a monthly automatic bank draft. However, payment of these or any other specific amounts of premiums is not mandatory. You need to invest only enough to ensure either that your Policy's surrender value stays above zero ("Surrender value" is explained under "Full surrender" on page 11.) The less you invest, the more likely it is that your Policy's surrender value could fall to zero, as a result of the deductions we periodically make from your policy value.

     Policy lapse and reinstatement. If your Policy's surrender value does fall to zero, we will notify you and give you a grace period of 61 days to pay at least the amount we estimate is necessary to keep your Policy in force until the end of the grace period. If we don't receive your payment by the end of the grace period, your Policy and all riders will terminate without value, and all coverage under your Policy will cease. (The only exception is if the guarantee is in effect that is described below under "Recommended monthly minimum premiums for the Guaranteed Death Benefit"). Although you can apply to have your Policy "reinstated" you must do this within 5 years, and you must present evidence that the insured person still meets our requirements for issuing coverage. Also, you would have to pay a premium sufficient to (a) pay any due and unpaid charges through the end of the grace period and (b) keep the Policy in force for two months following the date of reinstatement. The amount required would include any increase in the surrender charge attributable to such premium. In the Policy form itself, you will find additional information about the values and terms of a Policy after it is reinstated.

     Recommended monthly minimum premiums for the Guaranteed Death Benefit. The Policy specifies a "Recommended Monthly Minimum Premium" and a "Death Benefit Guarantee Period" in the policy schedule pages. On each monthly anniversary of the Policy during the guarantee period, we check to see if the cumulative amount of premiums actually paid is at least equal to the sum of the recommended monthly minimum premiums for all Policy months to date, including the Policy month then starting. So long as this test is met the Policy will not terminate (lapse) during the guarantee period, even if the surrender value is not sufficient to pay the monthly deduction.

     If the test is not met we will send you a notice of the minimum amount required to be paid. If this amount is not paid prior to the next monthly anniversary the guaranteed death benefit will terminate and cannot be reinstated.


     At issue you can choose one of 3 options for a guarantee period: (a) 5 years (or if the insured is age 71 or more at issue, the greater of 2 years or until age 75); (b) to age 65; or (c) to age 85. If the insured is rated for higher mortality only option (a) is available. The choice cannot be changed after the Policy is issued. The guaranteed death benefit is not available in all states, and the guarantee period may be shorter in some states due to state limitations. In the State of Massachusetts only option (a) is available.


     The amount of premiums that must be paid to maintain the guaranteed death benefit will be increased by the cumulative amount of any loans and partial withdrawals you have taken from your Policy. The recommended monthly minimum premiums also will be higher following any requested increase in face amount or following the addition of (or increase in) certain rider benefits. On the other hand, the recommended monthly minimum premium will be lower following any requested face amount decrease, or the termination of (or decrease in) certain riders. We will send you an amended schedule page that will tell you the amount of your new recommended monthly minimum premium is. None of the above-mentioned changes extends the guaranteed death benefit or establishes a new benefit period.

     Regardless of which option is chosen, there is no charge for the benefit during the period described in option (a) above. After the period described in option (a) has passed, the maximum monthly charge for the option (b) guarantee period is $.03 per thousand dollars of face amount in effect under the Policy or under any supplemental term insurance riders, and $.06 per thousand of such face amount for the option (c) guarantee period.

     Although we will bill you for planned premiums, we will not send any specific bills for the amount of any recommended monthly minimum premium that is due.

HOW CAN I CHANGE MY POLICY'S INVESTMENT OPTIONS?

     Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.


     Transfers of existing policy value. You may also transfer your existing policy value from one investment option under the Policy to another. We reserve the right to limit the number and amount of transfers, or to impose charges upon transfers. If we limit the number of transfers, the limit will never be less than four transfers per Policy year. Unless you are transferring the entire amount you have in an investment option, each transfer must be at least $250. We reserve the right to raise this minimum transfer amount up to $1,000. See "Additional Rights That We Have" beginning on page 29.


     You may make transfers at any time, except that transfers out of our general account option are limited to one transfer per year, and may not be for more than 50% of the general account policy value.

     In any event you may transfer all of your policy value to the general account (1) at any time during the first 2 Policy years; (2) within the first 2 years after a face amount increase; or (3) within 60 days after you receive a notice of any material change in the investment options.

     Maximum number of investment options. We can at any time limit the number of investment options you may use. Our current rule is that you cannot use more than 19 different options over the life of your Policy.

HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

     Increase in coverage. You may at any time request an increase in the face amount of coverage under your Policy. The minimum requested face amount increase is currently $5,000. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

     We treat an increase in face amount in many respects as if it were the issuance of a new Policy.

For example, the monthly insurance charge for the increase will be based in part on the age and risk class of the insured person at the time of the increase. Also, an additional surrender charge and recommended monthly minimum premium apply to the face amount increase.

     Decrease in coverage. After the first Policy year, you may request a reduction in the face amount of coverage. The minimum remaining face amount must be $50,000 for issue ages 0-70, and $100,000 for issue ages over 70 (or, if greater, the minimum amount that the tax law requires.)

     Change of death benefit option. Once each year you may request us to change your coverage from death benefit Option A to B or vice-versa. If you change from Option A to B, we automatically reduce your Policy's face amount of insurance by the amount of your policy value (but not below the minimum face amount) at the time of the change. Generally, you must provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage. If you change from Option B to A, we automatically increase your Policy's face amount by the amount of your Policy's policy value.

     Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 20 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

WHAT ADDITIONAL RIDER BENEFITS MIGHT I SELECT?

     You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown in the Policy schedule, will be deducted from your policy value on each monthly deduction date. Charges for the disability and term life riders increase from year to year. We may change the rates of these charges, but not above the guaranteed maximum charges for the riders set forth in the Policy schedule or rider. Eligibility for and changes in these benefits are subject to our rules and procedures then in effect. More details are included in the rider itself, which we suggest that you review if you choose any of these benefits. Availability and features may vary by state.

- Waiver of Selected Amount Rider, under which we will pay a monthly premium in an amount you select, so long as the insured person is totally disabled (as defined in the rider). The minimum amount you can select is $25. The maximum amount is described in the rider, but is at least equal to the recommended monthly minimum premium for your Policy (capped at the monthly recommended minimum premium for a $2 million dollar Policy). See the rider for further details.

- Waiver of Monthly Deductions Rider, under which we will waive all monthly charges under your Policy and riders that we otherwise would deduct from your policy value, so long as the insured person is totally disabled (as defined in the rider). While we are paying benefits under this rider we will not permit you to request any increase in the face amount of your Policy's coverage. Loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest.

   You may not select both a Waiver of Selected Amount Rider and a Waiver of Monthly Deductions Rider on the same Policy.

- Additional Insured Rider, which provides term life insurance on the life of the insured person or on the life of one or more of the immediate family members of the insured person. This rider is convertible to a variable universal life policy available for conversions, under our published rules at the time of conversion.

- Primary Insured Rider, which provides term life insurance on the life of the insured person. This rider is available only when the Policy is first issued. This rider is not convertible to another policy. However, you may exchange the coverage under the rider for a face amount increase in the same amount under the Policy.

- Cost of Living Adjustment Rider, which provides for automatic increases in your Policy's face amount of insurance at certain specified dates and based on a specified index. After you have met our eligibility requirements for this rider, these increases will not require that evidence be provided to us about whether the insured person continues to meet our requirements for insurance coverage. These automatic increases are on the same terms (including additional charges) as any other face amount increase you request (as described under "Increase in coverage" on page 10), except that there is no minimum increase amount. There is no additional charge for the rider itself, although the automatic increases in the face amount will increase the monthly insurance charge deducted from your policy value to pay for the additional coverage. The monthly recommended minimum premium will also increase. This rider terminates
   (1) when an increase is refused, (2) when there is a decrease in face amount, or (3) the Policy anniversary following the date the insured reaches age 65.


- Child Insurance Rider, which provides term life insurance coverage on the eligible children of the insured person under the Policy. This rider is convertible to individual life policies (except for term coverage) available for conversions, under our published rules at the time of conversion.

- Accelerated Benefit Rider, which provides for a benefit to be requested if the Policy's insured person is diagnosed as having a terminal illness (as defined in the rider). The maximum amount you may accelerate under this rider prior to the insured person's death is $500,000. The accelerated payment will be discounted for twelve months' interest, and will be reduced by any outstanding policy loans. The interest rate discount will be equal to the lesser of (1) the rate set out by the Internal Revenue Code; (2) the statutory adjustable policy loan interest rate; or (3) 10%. There is no charge for this rider, but an administrative fee (not to exceed $300) will be charged at the time the benefit is paid.

   The accelerated benefit rider which forms a part of the Policy should be consulted for details regarding eligibility for, and the terms and limitations of, the benefit. Fortis Benefits can also furnish further information about the amount of the benefit available to you under your Policy.

     Tax consequences of additional rider benefits. Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page 20. You should consult a qualified tax adviser.

HOW CAN I ACCESS MY POLICY VALUE?

     Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the policy value, less any Policy loans and interest, and less any surrender charge that then applies. We call this your "surrender value." Because of the surrender charge, it is unlikely that a Policy will have any surrender value during at least the first year unless you pay significantly more than the recommended monthly minimum premiums.

     Partial withdrawal. After the first Policy year, you may make a partial withdrawal of your Policy's surrender value. The minimum partial withdrawal allowed is $250. We reserve the right to raise the minimum amount up to $1,000. If the Option A death benefit is then in effect, we will also automatically reduce your Policy's face amount of insurance by the amount of your withdrawal.


     Between your first Policy year and your second Policy year, you may make a partial withdrawal only if your total premium payments to date equal or exceed the sum of 12 recommended monthly minimum premiums for the initial face amount of your Policy.


     We will not permit a partial withdrawal if it would cause your Policy to fail to qualify as life insurance under the tax laws or if it would cause your face amount to fall below the minimum allowed.

     You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the withdrawal in proportion to the amount of policy value you then have in each investment option.

     Policy loans. You may at any time borrow from us an amount equal to 90% of your policy value less surrender charges. In addition, our current practice is that after the later of 10 years or the insured's age 70, you may borrow 100% of the surrender value.

     We will remove from your investment options an amount equal to your loan and hold that amount as collateral for the loan. We will credit your Policy with interest on this collateral amount at an effective annual rate of 4% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an effective annual rate of not more than 7%. Loan interest is payable annually, on the Policy anniversary, in arrears. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. In most cases interest you pay on Policy loans will not be deductible on your tax returns.


     You may choose which of your investment options the loan will be taken from. If you do not so specify, we will take the loan pro-rata from each investment option that you then are using. If you have specified the investment options from which monthly charges will be taken (see "Allocation of Charges" on page 8 of the prospectus), then the loan amount will be taken from those investment options.


     You may repay all or part of your loan at any time. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. We will invest any loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan will be deducted from the proceeds we pay following the insured person's death.


     Reduced interest rate for Policy loans. We will charge interest at a reduced rate of 4%, payable in arrears, on one Policy loan of up to 10% of the surrender value in each Policy year if (1) the policy has been in force for two years and the surrender value is at least $10,000 or (2) the Policy has been in force for 10 years. The 10% limitation is raised to 15% for such loans obtained in Policy years in which the insured is 59 1/2 or older.


CAN I CHOOSE THE FORM IN WHICH FORTIS PAYS OUT THE PROCEEDS FROM MY POLICY?

     Choosing a payment option. You may choose to receive the full proceeds from the Policy (and any riders) as a single sum. This includes proceeds that become payable upon the death of the insured person, or upon full surrender of the policy. Alternatively, you may elect that all or part of such proceeds be applied to one or more of the following payment options:

Option 1. Interest Payments

We will pay interest for a period of time that you select. At the end of the time selected we will pay the proceeds in a single sum or under another option selected when this option is chosen.

Option 2. Payments of a Fixed Amount or for a Fixed Period

     (1) We will make equal periodic payments for a period of time you select;
         or

     (2) We will make equal periodic payments in an amount you select until all proceeds are paid out.

Option 3. Life Income Payments

     (1) Life Annuity: A monthly income during the life of the payee; or

     (2) Life Annuity with a guaranteed Period: A monthly income with payments guaranteed for either 10 or 20 years, as you choose, continuing during the payee's lifetime.

     (3) Refund Life annuity: A monthly income with payments guaranteed for the number of months determined by dividing the proceeds by the first monthly payment. The payments continue during the payee's lifetime.

Option 4. Joint Life Income Payments

    You may name two payees to whom we will pay a joint monthly income during their joint lifetime. After either payee's death, we will make monthly payments equal to 2/3 of the joint monthly payment during the survivor's lifetime.

For options 3 and 4 the amount of the monthly payments depends on the type of income selected, the ages of the payees and the amount of the proceeds.

Additional payment options may also be available with our consent. We have the right to veto any payment option, if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

     Interest rates that we credit under each option will be at least 3%.

     Change of payment option. You may change any payment option you have elected at any time while the Policy is in force. Within 60 days after the insured person's death, any payee entitled to receive proceeds as a single sum may generally elect one or more payment options. We reserve the right to pay the proceeds to the payee in a single sum if (1) the proceeds payable are less than $2,000; or (2) payments under the chosen payment option would be less than $20.00 each.

     Tax impact. If a payment option is chosen you or your beneficiary may have tax consequences. You therefore should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

TO WHAT EXTENT CAN FORTIS VARY THE TERMS AND CONDITIONS OF THE POLICIES IN
  PARTICULAR CASES?

     Listed below are some variations we may make in the terms of a Policy. Any variations will be made only in accordance with uniform rules that we establish from time to time and apply evenly to all our customers. See "Additional Rights That We Have" on page 29.

     Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace the other life insurance we issue with one of the Policies. Not all types of other insurance we issue are eligible to be replaced with one of the Policies.

     Policies purchased through term life conversions. Also, we maintain rules about how to convert term insurance to a Policy. This is referred to as a term conversion. Term conversions are available to owners of term life insurance we have issued. Any right to a term conversion is stated in the term life insurance policy.

     State Law requirements. Fortis is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and riders, or related endorsements.

     Variations in expenses or risks. Fortis may vary the charges and other terms of the Policies where special circumstances result in sales or administrative expenses, mortality risks, or other risks that are different from those normally associated with the Policies. These variations will not be unfairly discriminatory to the interests of other Policy owners. Any increase in fees will not exceed the maximums set out in this prospectus.

HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

     Generally, death benefits paid under a Policy are not subject to income tax, and earnings on your policy value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution may be treated as a return of the premiums you paid, and therefore not subject to income tax.

     Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial withdrawal. Furthermore, loans, partial withdrawals and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply.

     For further information about the tax consequences of owning a Policy, please read "Tax Effects" starting on page 20.

HOW DO I COMMUNICATE WITH FORTIS?

     When we refer to "you" we mean the person who is duly authorized to take any contemplated action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or charges among the investment options.

     General. You should mail or express checks and money orders for premium payments and loan repayments directly to our Home Office at the appropriate address shown on page 1.

     The following requests must be made in writing, signed and dated by you: transfer of policy value; loan; full surrender; partial withdrawal, change of beneficiary or contingent beneficiary; change of allocation percentages for premium payments, loan repayments or charges; change of death benefit option or manner of death benefit payment; increase or decrease in face insurance amount; addition or cancellation of, or other action with respect to, any rider benefits; election of a payment option for Policy proceeds; tax withholding elections; and telephone transaction privileges. You should mail these requests to our Home Office. You should also communicate notice of the insured person's death, and related documentation, to our Home Office.

     We have special forms which should be used for loans, assignments, partial withdrawal and surrenders, changes of owner or beneficiary, and all other contractual changes. A Service Request form covering many of these transactions is attached to the back of this prospectus. You will be asked to return your Policy when you request a full surrender. You may also obtain these forms from our Home Office or from your Fortis representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

     Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your Fortis representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will mail you a prompt written confirmation of the transaction. If many people seek to make telephone requests at or about the same time, or if our telephone equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. If this occurs, you should submit a written request. The phone number for telephone requests is 1-800-800-2000, Ext. 3028.

                         ILLUSTRATIONS OF HYPOTHETICAL
                                POLICY BENEFITS

     To help clarify how our Policies work, we have prepared the following tables:


                                             PAGE TO SEE IN
                  TABLE                      THIS PROSPECTUS
                  -----                      ---------------
Death benefit Option A
  Current charges........................          17
  Guaranteed Maximum Charges.............          18
Death Benefit Option B
  Current Charges........................          19
  Guaranteed Maximum Charges.............          20


     The tables show how death benefits, policy values and surrender values ("the Policy benefits") of the Policy would vary over time if the investment options had constant hypothetical gross investment returns of 0%, 6% or 12% over the years covered by the table.

     The tables are based on a face amount of $150,000 for a 35 year-old male non-smoker who is a better-than-average mortality risk. Planned premium payments of $1,500 are assumed to be paid at the beginning of each Policy year. The illustrations assume no Policy loan has been taken and that the Guideline Premium Test is being used to determine the alternative death benefit. The difference in the tables between policy values and surrender values during the first fourteen Policy years is the amount of surrender charges.

     Separate tables are included to illustrate both current and guaranteed maximum charges for the Policy. The charges assumed in the current charge tables include the asset-based monthly charge, current monthly insurance charges, and the monthly administrative charge. The guaranteed maximum charge tables assume that these charges will be an asset-based monthly charge at the annual effective rate of 1.2%, guaranteed maximum insurance charges, a monthly administrative charge of $11.50 plus $.13 per thousand of face amount, and a 2.5% charge on all premium payments.


     The charges assumed by both the current and guaranteed maximum charge tables also include .87% for the expenses of the Funds, which is the average of the advisory fees payable with respect to each Fund, after all reimbursements, plus the average of all other operating expenses of each such Fund after all reimbursements. In the absence of a voluntary agreement to waive a portion of the fees and reimburse certain expenses the total fund operating expenses assumed would have been .88%. Although voluntary, it is unlikely that this voluntary agreement will be terminated prior to the point where actual operating expenses do not exceed the voluntary limits. If this agreement were to be discontinued the values would be lower in the illustrations that follow.


     The second column of each table shows the effect of an amount equal to the premiums invested to earn interest, after taxes, of 5% compounded annually.

     Individual illustrations. On request, we will send you a comparable illustration based on your Policy's features.

                               MALE ISSUE AGE 35
                     PREFERRED NONSMOKER UNDERWRITING RISK
                 FACE AMOUNT: $150,000--DEATH BENEFIT OPTION A
                                CURRENT CHARGES


                                  VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                         --------------------------------------------------------------------------------------------------
           PREMIUMS                0% (1)(2)                         6% (1)(2)                       12% (1)(2)(3)
END OF   ACCUMULATED     ------------------------------   -------------------------------   -------------------------------
POLICY  AT 5% INTEREST    DEATH     POLICY    SURRENDER    DEATH      POLICY    SURRENDER    DEATH      POLICY    SURRENDER
 YEAR    PER YEAR (1)    BENEFIT     VALUE      VALUE     BENEFIT     VALUE       VALUE     BENEFIT     VALUE       VALUE
------  --------------   -------    ------    ---------   -------     ------    ---------   -------     ------    ---------
 1....     $  1,575      $150,000   $ 1,188    $     0    $150,000   $  1,268   $      0    $150,000   $  1,348   $      0
 2....        3,229       150,000     2,325        675     150,000      2,558        908     150,000      2,800      1,150
 3....        4,965       150,000     3,424      1,774     150,000      3,883      2,233     150,000      4,381      2,731
 4....        6,788       150,000     4,492      2,842     150,000      5,252      3,602     150,000      6,109      4,459
 5....        8,703       150,000     5,562      3,912     150,000      6,700      5,050     150,000      8,035      6,385
 6....       10,713       150,000     6,636      5,151     150,000      8,231      6,746     150,000     10,178      8,693
 7....       12,824       150,000     7,710      6,390     150,000      9,845      8,525     150,000     12,558     11,238
 8....       15,040       150,000     8,769      7,614     150,000     11,530     10,375     150,000     15,183     14,028
 9....       17,367       150,000     9,789      8,799     150,000     13,266     12,276     150,000     18,052     17,062
10....       19,810       150,000    10,800      9,975     150,000     15,099     14,274     150,000     21,261     20,436
15....       33,986       150,000    15,054     15,054     150,000     24,980     24,980     150,000     42,691     42,691
20....       52,079       150,000    17,802     17,802     150,000     36,263     36,263     150,000     77,829     77,829
25....       75,170       150,000    18,441     18,441     150,000     49,019     49,019     183,087    136,632    136,632
40....      190,260             0         0          0     150,000     96,321     96,321     703,251    657,244    657,244


(1) Assumes annual premium payments of $1,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

(3) Alternative Death Benefit applies

                               MALE ISSUE AGE 35
                     PREFERRED NONSMOKER UNDERWRITING RISK
                 FACE AMOUNT: $150,000--DEATH BENEFIT OPTION A
                               GUARANTEED CHARGES


                                  VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                          ------------------------------------------------------------------------------------------------
            PREMIUMS                0% (1)(2)                       6% (1)(2)                       12% (1)(2)(3)
END OF    ACCUMULATED     -----------------------------   ------------------------------   -------------------------------
POLICY   AT 5% INTEREST    DEATH     POLICY   SURRENDER    DEATH     POLICY    SURRENDER    DEATH      POLICY    SURRENDER
 YEAR     PER YEAR (1)    BENEFIT    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE       VALUE
------   --------------   -------    ------   ---------   -------    ------    ---------   -------     ------    ---------
   1        $  1,575      $150,000   $  811    $    0     $150,000   $   877    $     0    $150,000   $    944   $      0
   2           3,229       150,000    1,593         0      150,000     1,776        126     150,000      1,969        319
   3           4,965       150,000    2,343       693      150,000     2,694      1,044     150,000      3,077      1,427
   4           6,788       150,000    3,060     1,410      150,000     3,630      1,980     150,000      4,277      2,627
   5           8,703       150,000    3,744     2,094      150,000     4,583      2,933     150,000      5,575      3,925
   6          10,713       150,000    4,390     2,905      150,000     5,551      4,066     150,000      6,979      5,494
   7          12,824       150,000    5,000     3,680      150,000     6,532      5,212     150,000      8,497      7,177
   8          15,040       150,000    5,571     4,416      150,000     7,526      6,371     150,000     10,141      8,986
   9          17,367       150,000    6,103     5,113      150,000     8,531      7,541     150,000     11,919     10,929
  10          19,810       150,000    6,591     5,766      150,000     9,544      8,719     150,000     13,844     13,019
  15          33,986       150,000    8,314     8,314      150,000    14,648     14,648     150,000     26,161     26,161
  20          52,079       150,000    8,434     8,434      150,000    19,372     19,372     150,000     44,662     44,662
  25          75,170       150,000    5,900     5,900      150,000    22,521     22,521     150,000     72,871     72,871
  40         190,260             0        0         0            0         0          0     325,753    304,442    304,442


(1) Assumes annual premium payments of $1,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

(3) Alternative Death Benefit applies

                               MALE ISSUE AGE 35
                     PREFERRED NONSMOKER UNDERWRITING RISK
                 FACE AMOUNT: $150,000--DEATH BENEFIT OPTION B
                                CURRENT CHARGES


                                   VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                          -------------------------------------------------------------------------------------------------
            PREMIUMS                0% (1)(2)                        6% (1)(2)                        12% (1)(2)
END OF    ACCUMULATED     ------------------------------   ------------------------------   -------------------------------
POLICY   AT 5% INTEREST    DEATH     POLICY    SURRENDER    DEATH     POLICY    SURRENDER    DEATH      POLICY    SURRENDER
 YEAR     PER YEAR (1)    BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE       VALUE
------   --------------   -------    ------    ---------   -------    ------    ---------   -------     ------    ---------
   1        $  1,575      $151,186   $ 1,186    $     0    $151,266   $ 1,266    $     0    $151,346   $  1,346   $      0
   2           3,229       152,319     2,319        669     152,551     2,551        901     152,793      2,793      1,143
   3           4,965       153,411     3,411      1,761     153,868     3,868      2,218     154,364      4,364      2,714
4...           6,788       154,470     4,470      2,820     155,226     5,226      3,576     156,079      6,079      4,429
5...           8,703       155,531     5,531      3,881     156,661     6,661      5,011     157,987      7,987      6,337
6...          10,713       156,595     6,595      5,110     158,177     8,177      6,692     160,109     10,109      8,624
7...          12,824       157,658     7,658      6,338     159,774     9,774      8,454     162,463     12,463     11,143
8...          15,040       158,705     8,705      7,550     161,440    11,440     10,285     165,056     15,056     13,901
9...          17,367       159,711     9,711      8,721     163,151    13,151     12,161     167,884     17,884     16,894
10..          19,810       160,702    10,702      9,877     164,951    14,951     14,126     171,036     21,036     20,211
15..          33,986       164,779    14,779     14,779     174,478    24,478     24,478     191,760     41,760     41,760
20..          52,079       167,155    17,155     17,155     184,808    34,808     34,808     224,499     74,499     74,499
25..          75,170       167,128    17,128     17,128     195,295    45,295     45,295     276,203    126,203    126,203
40..         190,260             0         0          0     206,019    56,019     56,019     693,303    543,303    543,303


(1) Assumes annual premium payments of $1,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

                               MALE ISSUE AGE 35
                     PREFERRED NONSMOKER UNDERWRITING RISK
                 FACE AMOUNT: $150,000--DEATH BENEFIT OPTION B
                               GUARANTEED CHARGES


                                  VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                         --------------------------------------------------------------------------------------------------
           PREMIUMS                0% (1)(2)                         6% (1)(2)                       12% (1)(2)(3)
END OF   ACCUMULATED     ------------------------------   -------------------------------   -------------------------------
POLICY  AT 5% INTEREST    DEATH     POLICY    SURRENDER    DEATH      POLICY    SURRENDER    DEATH      POLICY    SURRENDER
 YEAR    PER YEAR (1)    BENEFIT     VALUE      VALUE     BENEFIT     VALUE       VALUE     BENEFIT     VALUE       VALUE
------  --------------   -------    ------    ---------   -------     ------    ---------   -------     ------    ---------
 1....     $  1,575      $150,809   $   809    $     0    $150,875   $    875   $      0    $150,942   $    942   $      0
 2....        3,229       151,587     1,587          0     151,770      1,770        120     151,962      1,962        312
 3....        4,965       152,332     2,332        682     152,682      2,682      1,032     153,063      3,063      1,413
 4....        6,788       153,043     3,043      1,393     153,609      3,609      1,959     154,252      4,252      2,602
 5....        8,703       153,718     3,718      2,068     154,551      4,551      2,901     155,535      5,535      3,885
 6....       10,713       154,354     4,354      2,869     155,503      5,503      4,018     156,918      6,918      5,433
 7....       12,824       154,950     4,950      3,630     156,465      6,465      5,145     158,407      8,407      7,087
 8....       15,040       155,506     5,506      4,351     157,434      7,434      6,279     160,013     10,013      8,858
 9....       17,367       156,020     6,020      5,030     158,410      8,410      7,420     161,743     11,743     10,753
10....       19,810       156,488     6,488      5,663     159,386      9,386      8,561     163,604     13,604     12,779
15....       33,986       158,059     8,059      8,059     164,170     14,170     14,170     175,262     25,262     25,262
20....       52,079       157,929     7,929      7,929     168,184     18,184     18,184     191,844     41,844     41,844
25....       75,170       155,057     5,057      5,057     169,875     19,875     19,875     214,686     64,686     64,686
40....      190,260             0         0          0           0          0          0     326,030    176,030    150,045


(1) Assumes annual premium payments of $1,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

                             ADDITIONAL INFORMATION

     A general overview of the Policies appears at pages 1 through 19. The additional information that follows gives more details, but generally does not repeat what is set forth above.


                                      PAGE TO SEE
CONTENTS OF ADDITIONAL INFORMATION IN THIS PROSPECTUS
---------------------------------- ------------------
Fortis Benefits/Fortis Financial
  Group...........................         21
The Separate Account..............         21
Tax Effects.......................         21
Voting Privileges.................         25
Your Beneficiary..................         25
Assigning Your Policy.............         26
More About Policy Charges.........         26
Effective Date of Policy and
  Related Transactions............         27
More about Our General Account
  Option..........................         28
Distribution of the Policies......         28
Payment of Policy Proceeds........         29
Adjustments to Death Benefit......         30
Additional Rights That We Have....         30
Performance Information...........         30
Our Reports to Policy Owners......         31
Fortis Management.................         31
Legal Matters.....................         32
Independent Auditors..............         32
Actuarial Experts.................         32
Year 2000 Issues..................         32
Financial Statements..............         32


     Special words and phrases. If you want more information about any words or phrases that you read in this prospectus, you may wish to refer to the Index of words and Phrases that appears at the end of this prospectus (page 31). That index will tell you on what page you can read more about many of the words and phrases that we use.

FORTIS BENEFITS/FORTIS FINANCIAL GROUP

     We are Fortis Benefits Insurance Company ("Fortis"), a stock life insurance company that was founded in 1910. Fortis is a Minnesota corporation and is qualified to sell life insurance and annuity contracts in all states except New York. Fortis is an indirect, wholly-owned subsidiary of Fortis, Inc. which is itself indirectly owned 50% by Fortis (NL) N.V. and 50% by Fortis (B). Fortis, Inc. manages the United States operations for these two companies.

     Fortis is a member of the Fortis Financial Group, a joint effort of Fortis Benefits, Fortis Advisers, Inc., Fortis Investors, Inc. and Fortis Insurance Company, offering mutual funds, annuities and life insurance products.

     Fortis (NL) N.V. of the Netherlands and Fortis (B) of Belgium, are diversified financial services companies which began operations in the early 1800's. Fortis (NL) N.V. and Fortis (B) have merged their operating companies under the trade name of Fortis.

THE SEPARATE ACCOUNT

     We hold the Fund shares in which any of your policy value is invested in our Variable Account C. Variable Account C is a "separate account," as defined by the SEC and is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the separate account on March 16, 1986 under Minnesota law.

     For record keeping and financial reporting purposes, Variable Account C is divided into separate subaccounts each corresponding to one of the available investment options (other than our general account option). We hold the Fund shares in which we invest your policy value for an investment option in its corresponding subaccount.

     The assets in the separate account are our property. Nevertheless, the assets in the separate account would be available only to satisfy the claims of owners of the Policies, to the extent they have allocated their policy value to the separate account. Our other creditors could reach only those separate account assets (if any) that are in excess of the amount of our reserves and liabilities under the Policies with respect to the separate account.

TAX EFFECTS

     This discussion is based on current federal income tax law and interpretations. It assumes that the Policy owner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax adviser.

     General. A Policy will be treated as "life insurance" for federal income tax purposes if (a) it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986 ("the Code"), and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe it is reasonable to conclude that the Policies will meet these requirements and that:

- the death benefit received by the beneficiary under your Policy will not be subject to federal income tax; and

- increases in your policy value as a result of interest or investment experience will not be subject to federal income tax unless and until there are certain distributions from your Policy, such as a surrender or a partial withdrawal.

The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract" (which is discussed below). In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

     Definition of life insurance. The manner in which the Section 7702 definition of life insurance test should be applied to certain features of the Policy is not directly addressed by the Code, nor has guidance been issued to date under Section 7702. In the absence of such guidance there is necessarily some uncertainty as to whether a Policy will meet the definition of life insurance, especially if it insures a substandard risk. In such an event, we reserve the right to modify the Policy, to the extent possible and appropriate, to qualify it as a life insurance contract under Section 7702. If a Policy were determined not to be a life insurance contract, the Policy would not provide most of the tax advantages normally provided by a life policy.

     Diversification. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure by us to comply with these regulations would disqualify, your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Our separate account, through the Funds, intends to comply with these requirements.

     In connection with the issuance of then temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within a separate account may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. If you were considered the owner of the assets of the separate account, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that Fortis, and not the owner of a Policy, would be considered the owner of the assets of our separate account.

     Modified endowment contract status. Your Policy will be a "modified endowment contract" if, at any time during the first seven Policy years, you have paid a cumulative amount of premiums that exceeds the premiums that would have been paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits after the payment of seven level annual premiums. This is called the "seven-pay" test.

     Whenever there is a "material change" under a Policy, the Policy will generally be (a) treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the policy value at the time of such change. A materially changed Policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits, an increase in your Policy's face amount of coverage, and certain other changes.

     If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in face amount you request or, in some cases, a partial withdrawal or termination of additional benefits under a rider.) If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract. A life insurance policy that is received in tax-free exchange for a modified endowment contract will also be considered a modified endowment contract.

     Other effects of Policy changes. Changes made to your Policy (for example, a decrease in benefits or a lapse or reinstatement of your Policy) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of policy value that may be maintained under your Policy.

     Taxation of pre-death distribution if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime, as a non-modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest paid on the loan generally will not be tax deductible.

     After the first 15 Policy years, the proceeds from a partial withdrawal will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable. During the first 15 Policy years, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your policy value exceeds your basis in your Policy.

     Upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy terminates after a grace period while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, If you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

     Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy during the insured person's lifetime will be taxed on an "income-first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or partial withdrawal. Any such distributions will be considered taxable income to you to the extent your policy value exceeds your basis in the Policy. For modified endowment contracts, your basis is similar to the basis described above for other Policies, except that it also would be increased by the amount of any prior loan under your Policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by the same insurer (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are aggregated. The U.S. Treasury Department has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowment contracts.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a Policy that is a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. If your Policy terminates after a grace period while there is a

Policy loan, the cancellation of such loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the Policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

     Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Treasury Department has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

     Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     Accelerated benefit rider. Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the Code, are generally excludable from the payee's gross income. We believe that the benefits provided under our accelerated benefit rider meet the Code's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply, however, to amounts paid to someone other than the insured person, if the payee has an insurable interest in the insured person's life because the insured is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.

     Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under a Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the surrender value of the Policy would be includable. Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $625,000 (or larger amounts specified in the Code to commence in certain future years) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

     Employee benefit programs. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

     ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal adviser.

     Our taxes. The operations of our Variable Account C are reported in our federal income tax return, but we currently pay no income tax on the separate account's investment income and capital gains, because these items are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, no charge is currently being made to the separate account for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to the separate account for income taxes incurred by us that are attributable to the Policies.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to our separate account or to the Policies.

     The Funds in which your policy value is invested may elect to pass through to Fortis taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to Fortis. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to Fortis.

     When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

VOTING PRIVILEGES

     You will be entitled to instruct us how to vote the Fund shares held in the subaccounts of Variable Account C and attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes you are entitled to direct with respect to a particular subaccount is equal to one vote for each $100 in policy value in that subaccount. Fractional votes will be recognized. Variable Account C will vote all shares of each Fund that it holds of record in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the separate account.

     If you are entitled to give us voting instructions, we will send you proxy material and a form for providing such instructions. In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and detail the reasons in our next report to Policy owners.

     Fortis reserves the right to modify these procedures in any manner consistent with applicable legal requirements and interpretations as in effect from time to time.

YOUR BENEFICIARY

     You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the insured person's lifetime. We also require the consent of any irrevocably named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNING YOUR POLICY

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason, if we agree. Two copies of the assignment must be forwarded to us. We are not responsible for any payment we make or any action taken before we receive due and complete notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal, loan or payment from a Policy under an accelerated benefit rider. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser prior to making an assignment.

MORE ABOUT POLICY CHARGES

     Purpose of our charges. The charges under the Policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Policies. They are also designed, in the aggregate, to compensate us for the risks we assume and services that we provide under the Policies. These include mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay); investment risks (such as the risk that adverse investment performance will make it more costly for us to provide the guaranteed death benefit or reduce the amount of our charge fee revenues below what we anticipate); sales risks (such as the risk that the number of Policies we sell and the premiums we receive, net of withdrawals, are less than we expect thereby depriving us of expected economies of scale); regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and expense risks (such as the risk that the costs of administrative services that the Policies require us to provide will exceed what we currently project).

     If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss.

     The monthly administrative charge that we deduct has been designed primarily to compensate us for the continuing administrative functions we perform in connection with the Policies. The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policies as insured persons die.

     Any excess from the charges discussed in the preceding paragraph, as well as revenues from the asset-based monthly charge, are primarily intended (a) to defray other expenses in connection with the Policies (such as the costs of processing applications for Policies and other unreimbursed administrative expenses, costs of paying sales commissions and other marketing expenses for the Policies, and costs of paying death claims if the mortality experience of insured persons is worse than we expect), (b) to compensate us for the risks we assume under the Policies, or (c) to compensate us for state and local taxes we have to pay when we receive a premium from you, as well as similar federal taxes we incur as a result of premium payments or (d) otherwise to be retained by us as profit. The surrender charge has also been designed primarily for these purposes.

     Although the preceding paragraphs describe the primary purposes for which charges under the Policies have been designed, these distinctions are imprecise and subject to considerable change over the life of a Policy. We have full discretion to retain or use the revenues from any charge or charge increase for any purpose, whether or not related to the Policies.

     Change of smoker status. If the person insured under your Policy is a smoker, you may apply to us for an improved risk class if the insured person meets our then applicable requirements for demonstrating that he or she has ceased smoking for a sufficient period. Any change from smoker to non-smoker risk class will take effect on the next monthly anniversary, and the non-smoker rates for the coverage under the Policy will be applied retroactively for the 12 months prior to the date of the change.

     Gender neutral Policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, rating class and smoker status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a policy in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

     Cost of insurance rates. Because of face amount increases, different cost of insurance rates may apply to different increments of face amount under your Policy. If so, we attribute your policy value in proportion to the increments of face amount in order to compute our net amount at risk at each cost of insurance rate. See "Monthly Insurance Charge" beginning on page 6.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

     Valuation dates, times, and periods. We generally compute values under Policies on each day that we are open for business except, with respect to any investment option, days on which the related Fund does not value its shares. We call each such day a "valuation date."

     We compute policy values as of 3:00 p.m., Central time, on each valuation date. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period."

     Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at our Home Office. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the day following that valuation date.

     Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and if so, what the insured person's insurance risk class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the first premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $300,000 if the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Temporary Insurance Agreement." You can obtain a copy from our Home Office by writing to the address shown on the first page of this prospectus or from your Fortis representative.


     Policy Date, Policy months and years. After we approve an application for a Policy and assign an appropriate insurance risk class, we prepare the Policy. The day we begin to deduct charges will appear on your Policy schedule and is called the "policy date." The policy date will ordinarily be within three days after the date the application is approved. Policy months and years are measured from the policy date. In order to preserve a younger age at issue for the insured person we may assign a policy date to a Policy that is up to 6 months earlier than otherwise would apply.


     Monthly anniversaries. Each charge that we deduct monthly is assessed against your policy value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly anniversaries."


     Commencement of investment performance. The first premium payment will be allocated automatically to the general account as of the later of the policy date or the date the payment is received, and assuming the Policy goes into effect, will earn a rate of return. These payments will be held in the general account generally until the twentieth day after the Policy is issued and insurance coverage commences. Then, all premiums plus any earnings will be re-allocated among the general account and the variable investment options according to the selections you have made.


     Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions implemented in response to requests and elections made by you are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

- Increases or decreases you request in the face amount of insurance, or changes in the death benefit option take effect on the policy's monthly anniversary on or next following (1) the date we receive your request or (2) if we require evidence of insurability, the date we approve your request;

- reinstatements of Policies that have lapsed take effect on the Policy's monthly anniversary on or next following our approval of the transactions;

- reinstatements of Policies that have lapsed take effect on the Policy's monthly anniversary on or next following our approval of the transaction;

- We may return premium payments if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law;

- If you exercise the right to return your Policy described on the first page of this prospectus, your coverage will end when you mail us your Policy or deliver it to your Fortis representative; and

- If you pay a premium in connection with a request which requires our approval, your payment will be applied when received rather than following the effective date of the change requested so long as your coverage is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your request, no premium will be refunded to you except to the extent necessary to cure any violation of the maximum premium limitations under the Code. This procedure will not apply to premiums remitted in connection with reinstatement requests.

MORE ABOUT OUR GENERAL ACCOUNT OPTION

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's general account option. Because of applicable exemptive provisions, no interest in this option has been registered under the Securities Act of 1933; nor is our general account an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account option. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. We can at any time change the rate of interest we are paying on any policy value allocated to our general account option, but it will always be at an effective annual rate of at least 4%.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your policy value, depending on when each portion was allocated to our general account option. Any charges, partial withdrawals, or loans that we take from any policy value that you have in our account option will be taken from each portion in reverse chronological order based on the date that policy value was allocated to this option.

DISTRIBUTION OF THE POLICIES

     Fortis Investors, Inc. ("Investors") is the principal underwriter of the Policies. Its principal office is 500 Bielenberg Drive, Woodbury, MN 55125. Investors is a Minnesota Corporation organized March 15, 1968. It is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Investors is also the principal underwriter for Variable Account D of Fortis Benefits, First Fortis Life Insurance Company's Separate Account A and Variable Account C, Fortis Advantage Portfolios, Inc., Fortis Capital Fund, Inc., Fortis Growth Fund, Inc., Fortis Tax-Free Portfolios, Inc., Fortis Money Fund, Inc., Fortis Income Portfolios, Inc., Fortis Worldwide Portfolios, Inc., and Special Portfolios, Inc.

     Fortis has an agreement with Investors for promotion and distribution of the Policies. Investors has sales agreements with its registered representatives, as well as various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.


     As compensation for selling the Policies, Fortis will pay Investors 110.5% of the premiums paid up to the first twelve recommended monthly minimum premiums, 4% of all other premiums paid during the first six years of the Policy and 2% of all premiums in excess of the target amount paid in Policy years seven through ten. We also pay Investors .25% of unloaned policy value annually as a service fee from the eleventh Policy year. We also pay a general marketing allowance to Investors not to exceed an amount agreed to in advance by Fortis and Investors ($8,663,361 for calendar year 1999) for all variable universal life policies issued by Fortis.


     Investors pays compensation not in excess of these amounts to other broker-dealers and banks who sell the Policies. Fortis may pay alternative amounts for sales of the Policies under a flexible compensation plan, but the maximum value of any alternative amounts we pay is expected to be equivalent over time to the amounts described above.

     We pay a comparable amount of compensation for any increase of $25,000 or more in the face amount of coverage that you request or for any increase due to the Cost of Living Adjustment Index. In addition, we may pay expense allowances, bonuses, wholesaler fees and training allowances.

     We pay the compensation from our own resources. These payments do not result in any additional charge to you that is not described in this prospectus. Each broker-dealer firm or bank, in turn compensates its registered representative or employee who acts as agent in selling you a Policy.

PAYMENT OF POLICY PROCEEDS

     General. We will pay any death benefit, surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     Delay of general account option proceeds. We have the right, however, to defer death benefit payments derived from that portion of your policy value that is allocated to the general account for up to two months; and all other payments or transfers of amounts out of our general account option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest at an annual rate of at least 3.5% from the date we receive all items we require to make the payment.

     Delay for check clearance. We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Delay of separate account proceeds. We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from that portion of your policy value that is allocated to Variable Account C, if (a) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application and any application for a change in coverage. However,

- We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or reinstated. (Some states may require that we measure this time in some other way.)

- We cannot challenge any Policy change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the insured person's lifetime.

- We cannot challenge an additional benefit rider that provides benefits in the event that the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date as of which the additional benefit rider becomes effective.

ADJUSTMENTS TO DEATH BENEFIT

     Suicide. If the insured person commits suicide within two years after the date on which the Policy was issued, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus any outstanding Policy loan and any partial withdrawals. If the insured person commits suicide within two years after the effective date of an increase in face amount that you requested, we will pay the death benefit based on the face amount which was in effect before the increase, plus the monthly insurance deductions for the increase. Some states require that we compute differently these periods for non-contestability following a suicide.

     Wrong age or sex. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. If the insured person dies during the Policy's grace period, we will deduct any overdue monthly charges from the insurance proceeds.

ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

- transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your policy value for that option to below $250;

- terminate the automatic rebalancing feature if your policy value falls below $2,000;

-  change the underlying Fund that any investment option uses;

- add or delete investment options, combine two or more investment options, or withdraw assets relating to the Policy from one investment option and put them into another;

- operate Variable Account C under the direction of a committee or discharge such a committee at any time;

- operate the separate account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Our separate account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish;

- do any of the following, if in our judgment necessary or appropriate to ensure that the Policies continue to qualify for tax treatment as life insurance: decline to change death benefit options or the face amount of insurance, refuse a partial withdrawal request, require you to pay additional premiums, make distributions from your Policy (which could require payment of taxes and penalties), or make any other changes in your Policy; or

- make other changes in the Policies that do not reduce any surrender value, death benefit, policy value, or other accrued rights or benefits.

PERFORMANCE INFORMATION

     From time to time, we may quote performance information for the subaccounts of the Variable Account C in advertisements, sales literature, or reports to owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's policy value or death benefit. We also may present the yield or total return of the subaccount based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time; including periods beginning with the commencement of the operations of the subaccount or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the asset-based monthly charge or surrender charge. We generally expect to exclude cost of insurance charges because of the individual nature of these charges.

     We may compare a subaccount's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Rating, and The Wall Street Journal. We also may advertise ratings of Fortis' financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.
     Performance information for any subaccount reflects the performance of a hypothetical Policy and are not illustrative of how actual investment performance would affect the benefits under your Policy. Therefore, you should not consider such performance information to be an estimate or guarantee of future performance.

     If there are any significant changes in the underlying investments of an investment option that you are using, you will be notified as required by law. We intend to comply with applicable law in making any changes and, if necessary, we will seek Policy owner approval.

OUR REPORTS TO POLICY OWNERS

     We will mail you a report annually that includes information about your Policy's current death benefit, policy value, surrender value and policy loans. Notices will be sent to you to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should therefore give us prompt written notice of any address change.

FORTIS MANAGEMENT

     The directors and executive officers, to the extent responsible for variable life insurance operations, of Fortis Benefits are listed below, together with their principal occupations and business experience for the past five years:


   OFFICER-DIRECTORS
   -----------------
Robert Brian Pollock
  (4)..................   President and Chief
                          Executive Officer, Vice
                          President and
                          Treasurer--Fortis, Inc.
Dean C. Kopperud (1)...   President Fortis
                          Financial Group;
                          Executive Vice
                          President--also officer
                          of affiliated
                          companies.
Michael John Peninger
  (4)..................   Executive Vice
                          President--(President,
                          Nonmedical)
    OTHER DIRECTORS
    ---------------
Allen Royal
  Freedman (2).........   Chairman and Chief
                          Executive Officer of
                          Fortis, Inc.
J. Kerry Clayton (2)...   President and Chief
                          Operating Officer of
                          Fortis, Inc.; before
                          then Executive Vice
                          President of Fortis,
                          Inc.
Arie Aristide Fakkert
  (3)..................   General Manager of
                          Fortis International
                          N.V.
Alan W. Feagin (5).....   Executive Vice
                          President;
                          President--Fortis
                          Family

   OFFICER-DIRECTORS
  EXECUTIVE OFFICERS
  ------------------
Peggy Ettestad(1)......   Senior Vice President--
                          Operations; before then
                          Vice President, General
                          Electric Company
Rhonda J.
  Schwartz(1)..........   Senior Vice President
                          and General Counsel,
                          Fortis Financial Group;
                          before then Secretary
                          and General Counsel of
                          Fortis, Inc.
Jon H. Nicholson(1)....   Senior Vice President--
                          Custom Solutions Group
Melinda S. Urion(1)....   Senior Vice President
                          and Chief Financial
                          Officer, Fortis
                          Financial Group; before
                          then Senior Vice
                          President--Finance &
                          CFO of American Express
                          Financial Corporation
Dickson W. Lewis(1)....   Senior Vice President--
                          Distribution and
                          Marketing; before then
                          President of Hedstrom/
                          Blessing Marketing.


(1) Address: Fortis Benefits Insurance Company, P.O. Box 64271, St. Paul, MN 55164. Fortis Benefits is a wholly-owned subsidiary of Interfinancial, Inc., which is itself wholly-owned by Fortis, Inc.


(2) Address: Fortis, Inc., One Chase Manhattan Plaza, New York, NY 10005. Fortis, Inc. is wholly owned by Fortis International, N.V., which is itself wholly owned by AMEV/VSB 1990 N.V. The latter two companies share the same address as Fortis (NL) N.V. AMEV/VSB 1900 N.V. is 50% owned by Fortis (NL) N.V. and 50% owned by Fortis (B), Boulevard Emile Jacomain 53, Brussels, Belgium.

(3) Address: Fortis (NL) N.V., Achimedeslaan 10, 3584 BA Utrecht, The
    Netherlands.

(4) Address: 2323 Grand Avenue, Kansas City, MO 64108.


(5) Address: 10 Glenlake Parkway, NE, Suite 500, Atlanta GA 30328.


LEGAL MATTERS

     We are not involved in any legal proceedings that would be considered material with respect to a Policy owner's interest in Variable Account C. Douglas R. Lowe, Associate General Counsel, has opined as to the validity of the Policies. Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised Fortis about certain federal securities and tax law matters in connection with the Policies.

INDEPENDENT AUDITORS


     Ernst & Young, LLP, independent auditors, have audited the financial statements of Fortis at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the statements of net assets of Variable Account C at December 31, 1999, and the related statements of changes in net assets for each of the two years in the period ended December 31, 1999, as set forth in their report. We've included the financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young, LLP's report, given on their authority as experts in accounting and auditing.


ACTUARIAL EXPERTS

     Actuarial matters in this prospectus have been examined by Kay M. Doughty, ASA, MAAA, Staff Actuary. Her opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

YEAR 2000 ISSUES


     The computer systems we use to process Policy transactions and valuations need to be adjusted to be able to continue to administer the Policies after Year 2000. Fortis is devoting all resources necessary to make these systems modifications and expects that the necessary changes will be completed on time and in a way that will result in no disruption to its policy servicing operations. However, as is the case with most system conversion projects, risks and uncertainties exist, due in part to reliance on third party vendors. Nonperformance by any of these entities, or other unforeseen circumstances, could have a material adverse impact on Fortis' ability to perform its policy servicing operations. We are closely monitoring these entities to avoid any unforeseen circumstances. See Notes to Fortis' financial statements.


FINANCIAL STATEMENTS

     The financial statements of Fortis and Variable Account C included in this Prospectus should be considered only as bearing upon the ability of Fortis to meet its obligations under the Policies.


     Fortis generally reinsures risks for non-group insurance in excess of $500,000 per insured with other insurance companies. See Notes to Fortis' financial statements.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheets of Fortis Benefits Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V., as of December 31, 1999 and 1998, and the related statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                          [/s/ ERNST & YOUNG]

February 17, 2000

Minneapolis, Minnesota

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                      DECEMBER 31
                                                                ------------------------
                                                                   1999          1998
                                                                ----------    ----------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost
     1999--$2,802,697; 1998--$2,315,904)....................    $2,706,372    $2,402,343
  Equity securities, at fair value (cost 1999--$81,554;
     1998--$141,947)........................................        85,021       157,851
  Mortgage loans on real estate, less allowance for possible
     losses (1999 and 1998--$11,085)........................       754,514       610,131
  Policy loans..............................................        83,439        74,950
  Short-term investments....................................       115,527        31,868
  Real estate and other investments.........................        47,502        36,156
                                                                ----------    ----------
                                                                 3,792,375     3,313,299
Cash and cash equivalents...................................        18,670           668
Receivables:
  Uncollected premiums......................................        62,938        61,883
  Reinsurance recoverable on unpaid and paid losses.........        23,471        14,853
  Other.....................................................        19,406        17,641
                                                                ----------    ----------
                                                                   105,815        94,377
Accrued investment income...................................        55,464        42,831
Deferred policy acquisition costs...........................       430,192       331,938
Property and equipment at cost, less accumulated
  depreciation..............................................        25,118        30,712
Deferred federal income taxes...............................        52,467        17,904
Other assets................................................         1,582         3,923
Due from affiliates.........................................         8,304            --
Assets held in separate accounts............................     5,120,152     3,742,403
                                                                ----------    ----------
Total assets................................................    $9,610,139    $7,578,055
                                                                ==========    ==========

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                      DECEMBER 31
                                                                ------------------------
                                                                   1999          1998
                                                                ----------    ----------
POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY
Policy reserves and liabilities:
  Future policy benefit reserves:
     Traditional and pre-need life insurance................    $1,106,269    $  450,776
     Interest sensitive and investment products.............     1,147,657     1,238,125
     Accident and health....................................       940,865       861,334
                                                                ----------    ----------
                                                                 3,194,791     2,550,235
  Unearned revenues.........................................        28,673        13,393
  Other policy claims and benefits payable..................       265,486       255,350
  Policyholder dividends payable............................         7,939         8,189
                                                                ----------    ----------
                                                                 3,496,889     2,827,167
  Accrued expenses..........................................        59,409        57,860
  Current income taxes payable..............................         1,838         4,168
  Other liabilities.........................................       120,110        86,226
  Due to affiliates.........................................            --         9,479
  Liabilities related to separate accounts..................     5,082,341     3,707,687
                                                                ----------    ----------
Total policy reserves and liabilities.......................     8,760,587     6,692,587
Commitments and contingencies
Shareholder's equity:
  Common Stock, $5 par value:
     Authorized, issued and outstanding shares--1,000,000...         5,000         5,000
  Additional paid-in capital................................       468,000       468,000
  Retained earnings.........................................       427,811       344,605
  Accumulated other comprehensive (loss) income.............       (51,259)       67,863
                                                                ----------    ----------
Total shareholder's equity..................................       849,552       885,468
                                                                ----------    ----------
Total policy reserves, liabilities and shareholder's
  equity....................................................    $9,610,139    $7,578,055
                                                                ==========    ==========

                            See accompanying notes.

STATEMENTS OF INCOME
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                        YEAR ENDED DECEMBER 31
                                                                --------------------------------------
                                                                   1999          1998          1997
                                                                ----------    ----------    ----------
REVENUES
Insurance operations:
  Traditional life insurance premiums.......................    $  301,377    $  260,567    $  269,540
  Interest sensitive and investment product policy
     charges................................................        99,047        85,551        77,429
  Accident and health insurance premiums....................     1,002,867       953,652       891,037
                                                                ----------    ----------    ----------
                                                                 1,403,291     1,299,770     1,238,006
Net investment income.......................................       238,698       234,043       228,724
Net realized gains on investments...........................        25,962        52,404        41,101
Other income................................................        53,848        44,671        36,458
                                                                ----------    ----------    ----------
Total revenues..............................................     1,721,799     1,630,888     1,544,289
BENEFITS AND EXPENSES
Benefits to policyholders:
  Traditional life insurance................................       218,993       189,337       204,497
  Interest sensitive investment products....................        93,668        96,178       103,077
  Accident and health claims................................       812,149       798,036       707,113
                                                                ----------    ----------    ----------
                                                                 1,124,810     1,083,551     1,014,687
Policyholder dividends......................................         3,114         3,486         2,935
Amortization of deferred policy acquisition costs...........        43,078        33,365        43,931
Insurance commissions.......................................       124,601       118,710       107,378
General and administrative expenses.........................       302,663       299,492       273,128
                                                                ----------    ----------    ----------
Total benefits and expenses.................................     1,598,266     1,538,604     1,442,059
                                                                ----------    ----------    ----------
Income before federal income taxes..........................       123,533        92,284       102,230
Federal income taxes........................................        40,327        30,402        35,120
                                                                ----------    ----------    ----------
Net income..................................................    $   83,206    $   61,882    $   67,110
                                                                ==========    ==========    ==========

                            See accompanying notes.

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)


                                                                                          ACCUMULATED
                                                                 ADDITIONAL                  OTHER
                                                        COMMON    PAID-IN     RETAINED   COMPREHENSIVE
                                              TOTAL     STOCK     CAPITAL     EARNINGS   (LOSS) INCOME
                                            ---------   ------   ----------   --------   -------------
Balance, January 1, 1997..................  $ 780,673   $5,000    $468,000    $265,613     $  42,060
  Comprehensive income:
     Net income...........................     67,110      --           --      67,110            --
     Change in unrealized gains (losses)
       on investments, net................     32,323      --           --          --        32,323
                                            ---------
  Total Comprehensive income..............     99,433
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1997................    880,106   5,000      468,000     332,723        74,383
  Comprehensive income:
     Net income...........................     61,882      --           --      61,882            --
     Change in unrealized gains (losses)
       on investments, net................     (6,520)     --           --          --        (6,520)
                                            ---------
  Total Comprehensive income..............     55,362
  Dividend................................    (50,000)     --           --     (50,000)           --
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1998................    885,468   5,000      468,000     344,605        67,863
  Comprehensive income:
     Net income...........................     83,206      --           --      83,206            --
     Change in unrealized gains (losses)
       on investments, net................   (119,122)     --           --          --      (119,122)
                                            ---------
  Total Comprehensive income..............    (35,916)
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1999................  $ 849,552   $5,000    $468,000    $427,811     $ (51,259)
                                            =========   ======    ========    ========     =========


                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                      YEAR ENDED DECEMBER 31
                                                             -----------------------------------------
                                                                1999           1998           1997
                                                             -----------    -----------    -----------
OPERATING ACTIVITIES
Net income...............................................    $    83,206    $    61,882    $    67,110
Adjustments to reconcile net income to net cash provided
  by operating activities:
     Increase (decrease) in future policy benefit
       reserves for traditional, interest sensitive and
       accident and health policies......................         97,931        106,135         (2,496)
     Increase (decrease) in other policy claims and
       benefits and policyholder dividends payable.......          5,012         (2,514)        68,070
     Provision for deferred federal income taxes.........         29,454            417         (6,449)
     Decrease in income taxes payable....................         (2,330)        (6,381)        (6,875)
     Amortization of deferred policy acquisition costs...         43,078         33,365         43,931
     Policy acquisition costs deferred...................        (96,308)       (73,147)       (69,694)
     Provision for mortgage loan losses..................             --             --          1,388
     Provision for depreciation..........................         12,807         12,409         14,351
     Write-off of investment.............................             --             --          3,000
     Amortization of investment (discounts) premiums,
       net...............................................          1,930         (3,200)          (466)
     Change in receivables, accrued investment income,
       unearned premiums, accrued expenses and other
       liabilities.......................................         27,227         (4,455)        (2,720)
     Net realized gains on sold investments..............        (25,962)       (52,404)       (41,101)
     Other...............................................             --            169        (12,496)
                                                             -----------    -----------    -----------
Net cash provided by operating activities................        176,045         72,276         55,553
INVESTING ACTIVITIES
Purchases of fixed maturity investments..................     (1,654,104)    (2,380,511)    (3,611,770)
Sales and repayments of fixed maturity investments.......      1,675,488      2,428,207      3,378,898
(Increase) decrease in short-term investments............        (83,659)        38,669        112,280
Purchases of other investments...........................       (305,889)      (408,998)      (209,771)
Sales of other investments...............................        353,267        352,873        205,084
Purchases of property and equipment......................         (7,213)          (356)        (4,242)
Cash received pursuant to reinsurance assumption
  agreement..............................................          3,374             --             --
Other....................................................             --             --           (617)
                                                             -----------    -----------    -----------
Net cash (used in) provided by investing activities......        (18,736)        29,884       (130,138)
FINANCING ACTIVITIES
Activities related to investment products:
  Considerations received................................        237,375        215,693        200,760
  Surrenders and death benefits..........................       (416,537)      (326,457)      (190,361)
  Interest credited to policyholders.....................         39,855         49,371         53,613
Dividend.................................................             --        (50,000)            --
                                                             -----------    -----------    -----------
Net cash (used in) provided by financing activities......       (139,307)      (111,393)        64,012
Increase (decrease) in cash and cash equivalents.........         18,002         (9,233)       (10,573)
Cash and cash equivalents at beginning of year...........            668          9,901         20,474
                                                             -----------    -----------    -----------
Cash and cash equivalents at end of year.................    $    18,670    $       668    $     9,901
                                                             ===========    ===========    ===========

                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
Assets and liabilities transferred in reinsurance transactions (Note 8):

Non-Cash Assets Received:
  Fixed maturities..........................................    $ 517,091
  Other Investments.........................................      121,696
  Other Assets..............................................       12,763
  Deferred Acquisition Costs................................       35,882
                                                                ---------
Total value of assets received..............................    $ 687,432
                                                                =========
Non-Cash Liabilities Assumed:
  Future policy benefit reserves............................    $(685,932)
  Claim reserves............................................       (4,874)
                                                                ---------
Total Liabilities Assumed...................................    $(690,806)
                                                                =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NATURE OF OPERATIONS
Fortis Benefits Insurance Company (the Company) is an indirect wholly-owned subsidiary of Fortis, Inc. (Fortis), which itself is an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V. The Company is incorporated in Minnesota and distributes its products in all states except New York. The Company's revenues are derived principally from group employee benefits products and from individual life and annuity products.

Effective October 1, 1999, the Company assumed pre-need life insurance business from an affiliate on a 100% co-insurance basis. These life insurance and annuity products are marketed in connection with the advance funding of funeral expenses. (See Note 8 "Reinsurance" for more information on this reinsurance transaction.)

BASIS OF STATEMENT PRESENTATION
During 1998, the Company adopted Statement of Financial Accounting Standards Board (SFAS) 130, Reporting Comprehensive Income. SFAS 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this SFAS had no impact on the Company's net income or shareholder's equity. SFAS 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in shareholder's equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

Effective January 1, 1999, the Company adopted SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 requires the estimation and recording of certain insurance-related assessments. Because the Company previously recorded insurance-related assessments on this basis, the adoption of SOP 97-3 had no impact on the results of operations or financial position.

In June 1999, the Financial Accounting Standards Board issued SFAS 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FAS 133", which deferred to January 1, 2001 the effective date of the accounting and reporting requirements of SFAS 133. SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. The adoption of SFAS 133 is not expected to have a material effect on the Company's results of operations or financial position.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company follows accounting principles generally accepted in the United States which differ in certain respects from statutory accounting practices prescribed or permitted by regulatory authorities. The more significant of these principles are set forth below:

REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES
Premiums for traditional life insurance and pre-need life products are recognized as revenues when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest crediting rates for universal life and investment products ranged from 3.5% to 12% in 1999, and 2.5% to 8.75% in 1998 and 1997.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
A portion of the Company's pre-need life products provide an increasing future benefit tied typically to the U.S. Consumer Price Index or a targeted growth rate established at management's discretion. All pre-need life products that have death benefit increases made at management's discretion are accounted for as interest-sensitive life products.

Premiums for accident and health insurance products, including medical, long and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1987 Commissioners Group Disability Table. The valuation interest rate is the Single Premium Immediate Annuity valuation rate less 100 basis points. Claims in the first five years' are modified based on the Company's actual experience.

CLAIMS AND BENEFITS PAYABLE
Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.

DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For traditional and pre-need life insurance and long-term care products (included as accident and health products), such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. Estimation of future gross profits requires significant management judgment and are reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.

INVESTMENTS
The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

All fixed maturity investments and all marketable equity securities are classified as available-for-sale and carried at fair value.

Changes in fair values of available for sale securities, after related deferred income taxes and after adjustment for the changes in the pattern of amortization of deferred policy acquisition costs and participating policyholder dividends, are reported directly in shareholder's equity as accumulated other comprehensive income and, accordingly, have no effect on net income. The unrealized appreciation or depreciation is net of deferred policy acquisition cost amortization and taxes that would have been required as a charge or credit to income had such unrealized amounts been realized.

Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at amortized cost, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments.

Policy loans are reported at their unpaid balance. Short term investments are at cost which approximates fair value.

Real estate and other investments consist principally of property acquired in satisfaction of debt and limited partnerships, respectively. Real estate is recorded at cost less allowances for depreciation. The Company provides for depreciation on a straight-line basis over the estimated useful lives. Other investments are accounted for using the equity method of accounting.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
PROPERTY AND EQUIPMENT
Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property. Depreciation expense was $12,807,000, $12,409,000 and $14,351,000 for the year ended December 31, 1999,
1998 and 1997, respectively.

INCOME TAXES
Income taxes have been provided using the liability method. Deferred tax assets and liabilities are determined based on the temporary differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS
Revenues and expenses related to the separate account assets and liabilities are excluded from the amounts reported in the accompanying statements of income.

Assets and liabilities associated with the separate accounts relate to deposits and annuity considerations for variable life and variable annuity products for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value and represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

The Company receives mortality and expense risk fees from the separate accounts. The Company also deducts monthly cost of insurance charges, and receives minimum death benefit guarantee fees and issue and administrative fees from the variable life insurance separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

GUARANTY FUND ASSESSMENTS
There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments relating to current insolvencies.

STATEMENTS OF CASH FLOWS
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

COMPREHENSIVE INCOME
Comprehensive income is comprised of net income and other comprehensive income which includes unrealized gains and losses on securities classified as available-for-sale, net of the effect on deferred policy acquisition costs, taxes and reclassification adjustment.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
RECLASSIFICATIONS
Certain amounts in the 1998 and 1997 financial statements have been reclassified to conform to the 1999 presentation.

2.   INVESTMENTS
AVAILABLE-FOR-SALE SECURITIES
The following is a summary of the available-for-sale securities (in thousands):

                                                                 GROSS         GROSS
                                                 AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                    COST          GAIN          LOSS         VALUE
                                                 ----------    ----------    ----------    ----------
DECEMBER 31, 1999
Fixed maturities:
  Governments................................    $  309,402     $     46      $  8,934     $  300,514
  Public utilities...........................       237,579          341        10,375        227,545
  Industrial and miscellaneous...............     2,208,281        7,020        81,412      2,133,889
  Other......................................        47,435          184         3,195         44,424
                                                 ----------     --------      --------     ----------
Total fixed maturities.......................     2,802,697        7,591       103,916      2,706,372
Equity securities............................        81,554        5,825         2,358         85,021
                                                 ----------     --------      --------     ----------
Total........................................    $2,884,251     $ 13,416      $106,274     $2,791,393
                                                 ==========     ========      ========     ==========
DECEMBER 31, 1998
Fixed maturities:
  Governments................................    $  321,047     $  5,994      $    436     $  326,605
  Public utilities...........................       190,792        7,769         1,704        196,857
  Industrial and miscellaneous...............     1,723,183       79,137         6,451      1,795,869
  Other......................................        80,882        2,181            51         83,012
                                                 ----------     --------      --------     ----------
Total fixed maturities.......................     2,315,904       95,081         8,642      2,402,343
Equity securities............................       141,947       18,238         2,334        157,851
                                                 ----------     --------      --------     ----------
Total........................................    $2,457,851     $113,319      $ 10,976     $2,560,194
                                                 ==========     ========      ========     ==========

The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 1999, by contractual maturity, are shown below (in thousands).

                                                                AMORTIZED        FAIR
                                                                   COST         VALUE
                                                                ----------    ----------
Due in one year or less.....................................    $  62,675     $   62,547
Due after one year through five years.......................      681,595        671,472
Due after five years through ten years......................      912,713        881,953
Due after ten years.........................................    1,145,714      1,090,400
                                                                ----------    ----------
Total.......................................................    $2,802,697    $2,706,372
                                                                ==========    ==========

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

2.   INVESTMENTS (CONTINUED)
MORTGAGE LOANS
The Company has issued commercial mortgage loans on properties located throughout the United States. Approximately 38% and 36% of outstanding principal is concentrated in the states of New York, California and Florida, at December 31, 1999 and 1998, respectively. Loan commitments outstanding totaled $12,350,000 at December 31, 1999.

INVESTMENTS ON DEPOSIT
The Company had fixed maturities carried at $17,061,000 and $19,978,000 at December 31, 1999 and 1998, respectively, on deposit with various governmental authorities as required by law.

INVESTMENT IN MANAGED DENTAL INITIATIVE
In 1997, the Company acquired a 99% ownership in a managed dental initiative called Dental Health Alliance, Inc. (DHA). Based on an analysis of future DHA profitability, the entire investment of $8,132,000 was written-off at December 31, 1997.

NET UNREALIZED GAINS (LOSSES)
The adjusted net unrealized gains (losses) on investments recorded in accumulated other comprehensive income for the year ended December 31, are set forth below (in thousands):

                                                                                TAX
                                                               BEFORE-TAX    (EXPENSE)    NET-OF-TAX
                                                                 AMOUNT       BENEFIT       AMOUNT
                                                               ----------    ---------    ----------
DECEMBER 31, 1999
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $(168,542)    $ 58,990     $(109,552)
  Decrease in amortization of deferred policy acquisition
     costs.................................................        9,142       (3,200)        5,942
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (23,864)       8,352       (15,512)
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $(183,264)    $ 64,142     $(119,122)
                                                               =========     ========     =========
DECEMBER 31, 1998
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $  32,614     $(11,562)    $  21,052
  Decrease in amortization of deferred policy acquisition
     costs.................................................          414         (145)          269
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (42,832)      14,991       (27,841)
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $  (9,804)    $  3,284     $  (6,520)
                                                               =========     ========     =========
DECEMBER 31, 1997
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $  93,826     $(33,796)    $  60,030
  Increase in amortization of deferred policy acquisition
     costs.................................................       (2,096)         771        (1,325)
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (40,587)      14,205       (26,382)
                                                               ---------     --------     ---------
Other comprehensive income.................................    $  51,143     $(18,820)    $  32,323
                                                               =========     ========     =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

2.   INVESTMENTS (CONTINUED)
NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS Major categories of net investment income and realized gains (losses) on investments for each year were as follows (in thousands):

                                                                  1999        1998        1997
                                                                --------    --------    --------
NET INVESTMENT INCOME
Fixed maturities............................................    $167,027    $160,163    $160,444
Equity securities...........................................       7,320       8,656       9,306
Mortgage loans on real estate...............................      57,684      57,031      54,662
Policy loans................................................       5,272       4,653       4,144
Short-term investments......................................         844       1,701       2,851
Real estate and other investments...........................       6,375       8,194       4,635
                                                                --------    --------    --------
                                                                 244,522     240,398     236,042
Expenses....................................................      (5,824)     (6,355)     (7,318)
                                                                --------    --------    --------
                                                                $238,698    $234,043    $228,724
                                                                ========    ========    ========
NET REALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities............................................    $ (9,750)   $ 34,320    $ 13,827
Equity securities...........................................      33,613       8,512      26,760
Mortgage loans on real estate...............................          --        (198)        301
Short-term investments......................................          --           5          --
Real estate and other investments...........................       2,099       9,765         213
                                                                --------    --------    --------
                                                                $ 25,962    $ 52,404    $ 41,101
                                                                ========    ========    ========

Proceeds from sales of investments in fixed maturities were $1,627,450,000, $2,460,316,000 and $3,360,682,000 in 1999, 1998 and 1997, respectively. Gross gains of $11,996,000, $44,360,000 and $30,860,000 and gross losses of
$21,746,000, $10,040,000 and $17,033,000 were realized on the sales in 1999,
1998 and 1997, respectively.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

3.   DEFERRED POLICY ACQUISITION COSTS
The changes in deferred policy acquisition costs by product were as follows (in thousands):

                                                                  INTEREST
                                                TRADITIONAL     SENSITIVE AND
                                                AND PRE-NEED     INVESTMENT      ACCIDENT AND
                                                    LIFE          PRODUCTS          HEALTH       TOTAL
                                                ------------    -------------    ------------   --------
Balance, January 1, 1998....................      $22,169         $264,383         $ 5,190      $291,742
  Acquisition costs deferred................           --           69,921           3,226        73,147
  Acquisition costs amortized...............       (7,609)         (20,256)         (5,500)      (33,365)
  Decreased amortization of deferred
     acquisition costs from unrealized gains
     on available-for-sale securities.......           --              414              --           414
                                                  -------         --------         -------      --------
Balance, December 31, 1998..................       14,560          314,462           2,916       331,938
  Acquisition costs deferred................       33,783           81,016          17,391       132,190
  Acquisition costs amortized...............       (2,438)         (38,831)         (1,809)      (43,078)
  Decreased amortization of deferred
     acquisition costs from unrealized gains
     on available-for-sale securities.......           --            9,142              --         9,142
                                                  -------         --------         -------      --------
Balance, December 31, 1999..................      $45,905         $365,789         $18,498      $430,192
                                                  =======         ========         =======      ========

Included in total policy acquisition costs deferred in 1999 is $35,882,000 of present value of future profits (PVP) and $1,416,000 of subsequent acquisition costs resulting from the reinsurance assumption agreement with United Family Life Insurance Company, an affiliate, which became effective October 1, 1999. PVP is being amortized against the expected premium revenue of the pre-need life insurance business assumed. See Note 8 "Reinsurance" for more information on this reinsurance transaction.

During 1999, 1998 and 1997, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized net capital gains resulted in increased (decreased) amortization of deferred acquisition costs of $(224,000), $3,357,000 and $732,000, respectively.

4.   PROPERTY AND EQUIPMENT
A summary of property and equipment at December 31 for each year follows (in thousands):

                                                                  1999        1998
                                                                --------    --------
Land........................................................    $  1,900    $  1,900
Building and improvements...................................      26,383      24,319
Furniture and equipment.....................................      76,604      87,714
                                                                --------    --------
                                                                 104,887     113,933
Less accumulated depreciation...............................     (79,769)    (83,221)
                                                                --------    --------
Net property and equipment..................................    $ 25,118    $ 30,712
                                                                ========    ========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

5.   ACCIDENT AND HEALTH RESERVES
Activity for the liability for unpaid accident and health claims is summarized as follows (in thousands):

                                                                       YEAR ENDED DECEMBER 31
                                                                ------------------------------------
                                                                   1999          1998         1997
                                                                ----------    ----------    --------
Balance as of January 1, net of reinsurance recoverables....    $1,061,883    $  988,036    $947,711
Add: Incurred losses related to:
  Current year..............................................       824,949       826,009     773,316
  Prior years...............................................       (12,800)      (27,973)    (59,634)
                                                                ----------    ----------    --------
Total incurred losses.......................................       812,149       798,036     713,682
Deduct: Paid losses related to:
  Current year..............................................       468,404       469,881     437,405
  Prior years...............................................       266,025       254,308     235,952
                                                                ----------    ----------    --------
Total paid losses...........................................       734,429       724,189     673,357
                                                                ----------    ----------    --------
Balance as of December 31, net of reinsurance
  recoverables..............................................    $1,139,603    $1,061,883    $988,036
                                                                ==========    ==========    ========

The table above compares to the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; and (2) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.

In each of the years presented above, the accident and health insurance line of business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs and a reduction of loss reserves due to lower than anticipated inflation in medical costs.

The liability for unpaid accident and health claims includes $994,651,000, $915,368,000 and $854,940,000 of total disability income reserves as of December 31, 1999, 1998 and 1997, respectively, which were discounted for anticipated interest earnings using a rate which varies by incurral year.

6.   FEDERAL INCOME TAXES
The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis. Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

6.   FEDERAL INCOME TAXES (CONTINUED)
The significant components of the Company's deferred tax liabilities and assets as of December 31, 1999 and 1998 are as follows (in thousands):

                                                                  1999        1998
                                                                --------    --------
Deferred tax assets:
  Separate account assets/liabilities.......................    $ 60,716    $ 87,300
  Reserves..................................................      35,843      27,586
  Claims and benefits payable...............................       7,964       8,089
  Accrued liabilities.......................................       6,973      10,113
  Unrealized Losses.........................................      32,500          --
  Investments...............................................       4,549       3,861
  Other.....................................................       6,755       2,723
                                                                --------    --------
Total deferred tax assets...................................     155,300     139,672
Deferred tax liabilities:
  Deferred policy acquisition costs.........................      98,539      82,031
  Unrealized gains..........................................          --      35,591
  Fixed assets..............................................       2,963       3,150
  Investments...............................................       1,171         982
  Other.....................................................         160          14
                                                                --------    --------
Total deferred tax liabilities..............................     102,833     121,768
                                                                --------    --------
Net deferred tax asset......................................    $ 52,467    $ 17,904
                                                                ========    ========

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

The Company's tax expense (benefit) for the year ended December 31 is shown as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Current.....................................................    $10,873    $30,232    $41,569
Deferred....................................................     29,454        170     (6,449)
                                                                -------    -------    -------
                                                                $40,327    $30,402    $35,120
                                                                =======    =======    =======

Federal income tax payments and refunds resulted in net payments of $13,203,000, $36,367,000 and $58,859,000 in 1999, 1998 and 1997, respectively.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                                1999    1998    1997
                                                                ----    ----    ----
Statutory income tax rate...................................    35.0%   35.0%   35.0%
Other, net..................................................    (2.4)   (2.1)    (.6)
                                                                ----    ----    ----
                                                                32.6%   32.9%   34.4%
                                                                ====    ====    ====

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

7.   ASSETS HELD IN SEPARATE ACCOUNTS
Separate account assets at December 31 were as follows (in thousands):

                                                                   1999          1998
                                                                ----------    ----------
Premium and annuity considerations for the variable annuity
  products and variable universal life products for which
  the contract holder, rather than the Company, bears the
  investment risk...........................................    $5,082,341    $3,707,687
Assets of the separate accounts owned by the Company, at
  fair value................................................        37,811        34,716
                                                                ----------    ----------
                                                                $5,120,152    $3,742,403
                                                                ==========    ==========

8.   REINSURANCE
In the second quarter of 1996, First Fortis Life Insurance Company (First Fortis), an affiliate, received approval from the New York State Insurance Department for a reinsurance agreement with the Company. The agreement, which became effective as of January 1, 1996, decreased First Fortis' long-term disability reinsurance retention from a $10,000 net monthly benefit to a $2,000 net monthly benefit for claims incurred on and after January 1, 1996. The Company has assumed $6,580,000, $5,601,000 and $5,742,000 of premium from First Fortis in 1999, 1998 and 1997, respectively. The Company has assumed $11,047,000, $9,315,000 and $5,452,000 of reserves in 1999, 1998 and 1997, respectively, from First Fortis.

In the fourth quarter of 1999, United Family Life Insurance Company (UFL), an affiliate, received approval from the state of Georgia for a reinsurance agreement with the Company. The agreement, which became effective October 1, 1999, provided for the cession of substantially all of UFL's pre-need life insurance business on a 100% co-insurance basis. The Company assumed approximately $690,806,000 of reserves and received approximately $654,924,000 of cash, investments (primarily fixed maturities and mortgages) and other assets as of October 1, 1999. The $35,882,000 ceding commission was capitalized as an acquisition cost (as described in Note 3). During the period October 1, 1999 to December 31, 1999, the Company assumed $31,523,000 of premium under the contract.

The maximum amount that the Company retains on any one life is $1,000,000 of life insurance including accidental death. Amounts in excess of $1,000,000 are reinsured with other life insurance companies on a yearly renewable term basis.

Ceded reinsurance premiums for the year ended December 31 were as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Life insurance..............................................    $ 6,246    $ 6,983    $ 8,159
Accident and health insurance...............................     17,803     13,862     13,712
                                                                -------    -------    -------
                                                                $24,049    $20,845    $21,871
                                                                =======    =======    =======

Recoveries under reinsurance contracts for the year ended December 31 were as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Life insurance..............................................    $   478    $ 4,549    $ 2,973
Accident and health insurance...............................     13,669      9,465     14,781
                                                                -------    -------    -------
                                                                $14,147    $14,014    $17,754
                                                                =======    =======    =======

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

9.   DIVIDEND RESTRICTIONS
Dividend distributions to the parent are restricted as to the amount by state regulatory requirements. The Company had $49,286,000 free from such restrictions as of December 31, 1999. Distributions in excess of this amount would require regulatory approval.

10. REGULATORY ACCOUNTING REQUIREMENTS
Statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification requires adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Minnesota has adopted Codification effective January 1, 2001. Management has not yet determined the impact of Codification to the Company's statutory-basis financial statements.

Insurance enterprises are required by State Insurance Departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):


                                                                                        SHAREHOLDER'S
                                                             NET INCOME                    EQUITY
                                                    -----------------------------   ---------------------
                                                      1999      1998       1997       1999        1998
                                                    --------   -------   --------   ---------   ---------
Based on statutory accounting practices...........  $  9,387   $14,841   $ 62,593   $ 497,858   $ 478,405
Deferred policy acquisition costs.................    54,049    39,782     25,763     430,192     331,938
Investment valuation differences..................       953       745       (497)   (103,361)    100,165
Deferred and uncollected premiums.................    (4,637)      511      2,064     (13,188)     (7,246)
Policy reserves...................................   (20,070)   (7,041)   (19,363)   (127,766)   (156,889)
Commissions.......................................    79,067        --     (3,171)         --          --
Current income taxes payable......................    (8,882)      925      6,450      (9,000)    (10,920)
Deferred income taxes.............................   (18,650)     (417)     6,449      52,467      17,904
Realized gains on investments.....................         9       356        251          --          --
Realized gains (losses) transferred to the
  Interest Maintenance Reserve (IMR), net of
  tax.............................................    (6,163)   22,748      9,644          --          --
Amortization of IMR, net of tax...................    (8,565)   (7,128)    (6,315)         --          --
Write-off of investment...........................                  --    (11,705)         --          --
Pension expense...................................    (1,475)       81     (4,153)     (8,235)     (6,440)
Property and equipment............................        --        --         --         591       5,951
Interest maintenance reserve......................        --        --         --      55,117      68,968
Asset valuation reserve...........................        --        --         --      72,940      90,986
Mortgage loans on real estate.....................        --        --         --          --     (20,141)
Other, net........................................     8,183    (3,521)      (900)      1,937      (7,213)
                                                    --------   -------   --------   ---------   ---------
As reported herein................................  $ 83,206   $61,882   $ 67,110   $ 849,552   $ 885,468
                                                    ========   =======   ========   =========   =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

11. TRANSACTIONS WITH AFFILIATED COMPANIES
The Company receives various services from Fortis and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for years ended December 31, 1999, 1998 and 1997, were $11,661,000, $13,077,000 and $12,015,000, respectively.
During 1997, Fortis, Inc. began providing information technology services to the Company. Information technology expenses were $59,390,000, $55,910,000 and $28,525,000 for years ended December 31, 1999, 1998 and 1997, respectively.

In conjunction with the marketing of its variable annuity products, the Company paid $79,413,000, $72,638,000 and $72,105,000 in commissions to its affiliate,
Fortis Investors, Inc., for the years ended December 31, 1999, 1998 and 1997, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

12. FAIR VALUE DISCLOSURES
VALUATION METHODS AND ASSUMPTIONS
The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of policy loans reported in the Balance Sheet approximates fair value. For short-term investments, the carrying amount is a reasonable estimate of fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value. Separate account assets and liabilities are reported at their estimated fair values in the Balance Sheet.

The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                          DECEMBER 31, 1999         DECEMBER 31, 1998
                                                       -----------------------   -----------------------
                                                        CARRYING       FAIR       CARRYING       FAIR
                                                         AMOUNT       VALUE        AMOUNT       VALUE
                                                       ----------   ----------   ----------   ----------
                                                                        (IN THOUSANDS)
Assets:
  Investments:
     Securities available-for-sale:
       Fixed maturities..............................  $2,706,372   $2,706,372   $2,402,343   $2,402,343
       Equity securities.............................      85,021       85,021      157,851      157,851
  Mortgage loans on real estate......................     754,514      741,397      610,131      662,984
  Policy loans.......................................      83,439       83,439       74,950       74,950
  Short-term investments.............................     115,527      115,527       31,868       31,868
  Assets held in separate accounts...................   5,120,152    5,120,152    3,742,403    3,742,403
Liabilities:
  Individual and group annuities (subject to
     discretionary withdrawal).......................  $  789,002   $  763,861   $  923,102   $  894,019
  Liabilities related to Separate Accounts...........   5,082,341    5,082,341    3,707,687    3,707,687

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

13. COMMITMENTS AND CONTINGENCIES
The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

14. RETIREMENT AND OTHER EMPLOYEE BENEFITS
The Company is an indirect wholly-owned subsidiary of Fortis, which sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. Fortis Inc.'s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to approximately $2,225,000, $1,627,000 and $1,594,000 for 1999, 1998 and 1997, respectively.

The Company participates in a contributory profit sharing plan, sponsored by Fortis, covering employees and certain agents who meet eligibility requirements as to age and length of service. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. The first three percent of an employee's contribution is matched 200% by the Company. The amount expensed was approximately $3,711,000, $3,610,000 and $3,926,000 for 1999, 1998 and 1997, respectively.

In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans ("postretirement benefits") for retired employees, sponsored by Fortis. Health care benefits, either through a Fortis sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 15 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.

There were no net postretirement benefit costs allocated to the Company for the years ended December 31, 1999 and 1998. Costs allocated to the Company for the year ended December 31, 1997 were $304,000, which includes the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The Company made contributions to the plans of approximately $19,000, $(5,200) and $20,000 in 1999, 1998 and 1997, respectively, as claims were incurred.

15. YEAR 2000 (UNAUDITED)
The Company utilizes Fortis and its computer systems to process Company businesses. Fortis created a Year 2000 Project Office which was dedicated to ensuring that all of the systems for Fortis and its subsidiaries and affiliates were ready for year 2000. The estimated total cost of the Fortis Year 2000 Project was approximately $85 million. This cost reflects the total cost to the Fortis U.S. companies (excluding the recent American Bankers Insurance Group acquisition). The cost of the Company's portion is estimated at $26.9 million. Approximately, $11.4 million was expensed by the Company in 1999.

As of December 20, 1999, 100% of the Mission Critical and non-Mission Critical computer system lines of code that had been identified were renovated and tested and were ready for year 2000. Although there have been several minor matters, as of the date of this publication, no significant disruptions resulting from the century date change have been detected in any of the mission critical systems. The Company will continue to monitor the status of and exposure to any potential Year 2000 issues.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying individual and combined statement of net assets of the segregated subaccounts of Fortis Benefits Insurance Company Variable Account C (comprised of, the Fortis Series Fund, Inc.'s Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, High Yield, Global Asset Allocation, Global Bond, International Stock, Value, S & P 500, Blue Chip Stock, Mid Cap Stock, Large Cap Growth and Small Cap Value Subaccounts) as of December 31, 1999, and the related statements of changes in net assets for each of the two years in the periods indicated therein. These financial statements are the responsibility of the management of Fortis Benefits Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each individual and combined portfolio of subaccounts of Fortis Benefits Insurance Company Variable Account C at December 31, 1999, and the changes in their net assets for the periods described above, in conformity with accounting principles generally accepted in the United States.

                                          [/s/ ERNST & YOUNG]

March 29, 2000
Minneapolis, Minnesota

STATEMENT OF NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

                                                                         DECEMBER 31, 1999
                                  ------------------------------------------------------------------------------------------------

                                                                              ATTRIBUTABLE TO     ATTRIBUTABLE TO     ACCUMULATION
                                                             NET ASSETS AT    FORTIS BENEFITS      VARIABLE LIFE         UNITS
                                   SHARES         COST       MARKET VALUE    INSURANCE COMPANY   INSURANCE POLICIES   OUTSTANDING
                                  ---------   ------------   -------------   -----------------   ------------------   ------------
Investments in Fortis Series Fund, Inc.:
  Growth Stock..................  7,246,443   $205,294,123   $327,093,612       $       --          $327,093,612        7,332,436
  U.S. Government Securities....    958,418     10,594,034      9,705,128               --             9,705,128          582,441
  Money Market..................  1,343,404     15,023,657     15,048,137               --            15,048,137        1,089,603
  Asset Allocation..............  3,021,565     51,543,851     68,835,169               --            68,835,169        2,272,923
  Diversified Income............    731,596      8,674,652      7,980,030               --             7,980,030          463,045
  Global Growth.................  3,798,038     64,347,095    131,875,104               --           131,875,104        3,959,418
  Aggressive Growth.............  3,258,540     47,958,221    110,105,427               --           110,105,427        3,414,056
  Growth & Income...............  2,082,105     35,998,406     45,681,790               --            45,681,790        1,962,103
  High Yield....................    691,525      7,019,614      6,288,178               --             6,288,178          491,818
  Global Asset Allocation.......    672,543      8,825,916      8,857,591               --             8,857,591          561,574
  Global Bond...................    229,585      2,551,570      2,356,272               --             2,356,272          195,221
  International Stock...........  1,859,868     25,788,128     33,356,732               --            33,356,732        1,717,579
  Value.........................  1,045,799     14,418,182     16,368,213               --            16,368,213        1,038,750
  S & P 500.....................  3,445,450     60,400,026     78,077,353               --            78,077,353        3,676,577
  Blue Chip Stock...............  2,409,751     38,983,902     52,856,921        3,065,402            49,791,519        2,384,651
  Mid Cap Stock.................    345,082      3,273,302      3,685,861          907,957             2,777,904          261,203
  Large Cap Growth..............    877,299     11,018,436     13,206,335        1,280,385            11,925,950          834,470
  Small Cap Value...............    610,734      5,885,835      6,232,237          868,030             5,364,207          501,815
                                              ------------   ------------       ----------          ------------       ----------
Net Assets......................              $617,598,950   $937,610,090       $6,121,774          $931,488,316       32,739,683
                                              ============   ============       ==========          ============       ==========

                                     DECEMBER 31, 1999
                                  -----------------------
                                    NET ASSET VALUE FOR
                                  VARIABLE LIFE INSURANCE
                                       POLICIES PER
                                     ACCUMULATION UNIT
                                  -----------------------
Investments in Fortis Series Fun
  Growth Stock..................          $44.61
  U.S. Government Securities....           16.66
  Money Market..................           13.81
  Asset Allocation..............           30.28
  Diversified Income............           17.23
  Global Growth.................           33.31
  Aggressive Growth.............           32.25
  Growth & Income...............           23.28
  High Yield....................           12.79
  Global Asset Allocation.......           15.77
  Global Bond...................           12.07
  International Stock...........           19.42
  Value.........................           15.76
  S & P 500.....................           21.24
  Blue Chip Stock...............           20.88
  Mid Cap Stock.................           10.64
  Large Cap Growth..............           14.29
  Small Cap Value...............           10.69
Net Assets......................

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

                                                                 YEAR ENDED DECEMBER 31, 1999
                              ---------------------------------------------------------------------------------------------------
                                 FORTIS      FORTIS U.S.      FORTIS        FORTIS        FORTIS         FORTIS         FORTIS
                                 GROWTH      GOVERNMENT       MONEY          ASSET      DIVERSIFIED      GLOBAL       AGGRESSIVE
                                 STOCK       SECURITIES       MARKET      ALLOCATION      INCOME         GROWTH         GROWTH
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
OPERATIONS
Dividend income.............  $ 68,600,729   $  545,626    $    455,198   $ 5,702,124   $   537,176   $  2,343,557   $  2,188,207
Mortality and expense and
  policy advance charges....    (2,617,454)    (114,406)       (135,023)     (661,177)      (94,686)    (1,101,815)      (721,499)
Net realized gain (loss) on
  investments...............     6,854,503       32,363          52,720       884,820         3,490      3,569,955      2,263,220
Net unrealized appreciation
  (depreciation) of
  investments...............    41,309,025     (778,023)         67,654     4,467,472      (678,120)    42,471,612     51,764,386
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
Net increase (decrease) in
  net assets resulting from
  operations................   114,146,803     (314,440)        440,549    10,393,239      (232,140)    47,283,309     55,494,314
CAPITAL TRANSACTIONS
Purchase of variable account
  units.....................    15,064,905    1,668,767      25,347,642     7,693,019     1,720,635      6,699,253     12,534,699
Redemption of variable
  account units.............   (20,847,428)  (2,283,527)    (20,672,836)   (3,510,989)   (2,275,162)   (10,761,442)    (6,563,882)
Redemptions for mortality
  and expense charges.......     2,617,454      114,406         135,023       661,177        94,686      1,101,815        721,499
Redemption of Fortis
  Benefits Insurance Company
  investment in
  subaccount................            --           --              --            --            --             --             --
Dividend income distribution
  to Fortis Benefits
  Insurance Company.........            --           --              --            --            --             --             --
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
Increase (decrease) from
  capital transactions......    (3,165,069)    (500,354)      4,809,829     4,843,207      (459,841)    (2,960,374)     6,692,316
Net assets at beginning of
  year......................   216,111,878   10,519,922       9,797,759    53,598,723     8,672,011     87,552,169     47,918,797
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
Net assets at end of year...  $327,093,612   $9,705,128    $ 15,048,137   $68,835,169   $ 7,980,030   $131,875,104   $110,105,427
                              ============   ===========   ============   ===========   ===========   ============   ============

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
VARIABLE ACCOUNT C

                                                                         YEAR ENDED DECEMBER 31, 1999
                                             ------------------------------------------------------------------------------------
                                               FORTIS                      FORTIS                       FORTIS
                                              GROWTH &       FORTIS     GLOBAL ASSET     FORTIS      INTERNATIONAL
                                               INCOME      HIGH YIELD    ALLOCATION    GLOBAL BOND       STOCK       FORTIS VALUE
                                             -----------   ----------   ------------   -----------   -------------   ------------
OPERATIONS
Dividend income...........................   $ 2,745,445   $ 549,436    $   633,679    $   91,276     $    36,464    $    10,774
Mortality and expense and policy advance
  charges.................................      (487,348)    (68,287)       (99,596)      (26,971)       (310,866)      (167,133)
Net realized gain (loss) on investments...       890,490     (37,098)        94,445       (14,256)        548,594        126,282
Net unrealized appreciation (depreciation)
  of investments..........................       717,105    (446,229)      (792,067)     (259,018)      5,561,066      1,094,508
                                             -----------   ----------   -----------    ----------     -----------    -----------
Net increase (decrease) in net assets
  resulting from operations...............     3,865,692      (2,178)      (163,539)     (208,969)      5,835,258      1,064,431
CAPITAL TRANSACTIONS
Purchase of variable account units........     5,696,466   1,711,503      2,227,173       926,447       7,847,729      3,580,517
Redemption of variable account units......    (4,111,216)   (929,543)    (1,381,437)     (609,351)     (3,994,737)    (1,467,073)
Redemptions for mortality and expense
  charges.................................       487,348      68,287         99,596        26,971         310,866        167,133
Redemption of Fortis Benefits Insurance
  Company investment in subaccount........            --          --             --            --              --             --
Dividend income distribution to Fortis
  Benefits Insurance Company..............            --          --             --            --              --             --
                                             -----------   ----------   -----------    ----------     -----------    -----------
Increase (decrease) from capital
  transactions............................     2,072,598     850,247        945,332       344,067       4,163,858      2,280,577
Net assets at beginning of year...........    39,743,500   5,440,109      8,075,798     2,221,174      23,357,616     13,023,205
                                             -----------   ----------   -----------    ----------     -----------    -----------
Net assets at end of year.................   $45,681,790   $6,288,178   $ 8,857,591    $2,356,272     $33,356,732    $16,368,213
                                             ===========   ==========   ===========    ==========     ===========    ===========

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
VARIABLE ACCOUNT C

                                                                        YEAR ENDED DECEMBER 31, 1999
                                           --------------------------------------------------------------------------------------
                                                             FORTIS         FORTIS        FORTIS         FORTIS        COMBINED
                                              FORTIS        BLUE CHIP      MID CAP       LARGE CAP     SMALL CAP       VARIABLE
                                            S & P 500         STOCK         STOCK         GROWTH         VALUE         ACCOUNT
                                           ------------    -----------    ----------    -----------    ----------    ------------
OPERATIONS
Dividend income........................    $     10,913    $   746,163    $    3,735    $   214,165    $ 249,092     $ 85,663,759
Mortality and expense and policy
  advance charges......................        (706,715)      (449,554)      (18,162)       (74,802)     (38,640)      (7,894,134)
Net realized gain (loss) on
  investments..........................       1,981,345        264,388        17,080        110,890       21,104       17,664,335
Net unrealized appreciation
  (depreciation) of investments........       9,732,465      7,059,117       362,883      1,753,501      352,079      163,759,416
                                           ------------    -----------    ----------    -----------    ----------    ------------
Net increase (decrease) in net assets
  resulting from operations............      11,018,008      7,620,114       365,536      2,003,754      583,635      259,193,376
CAPITAL TRANSACTIONS
Purchase of variable account units.....      32,401,571     14,660,904     1,936,256      8,885,494    3,769,879      154,372,859
Redemption of variable account units...     (10,760,728)    (1,256,278)     (192,002)      (876,762)    (370,648)     (92,865,041)
Redemptions for mortality and expense
  charges..............................         706,715        449,554        18,162         74,802       38,640        7,894,134
Redemption of Fortis Benefits Insurance
  Company investment in subaccount.....              --             --            --             --           --               --
Dividend income distribution to Fortis
  Benefits Insurance Company...........              --        (44,596)         (952)       (21,701)     (28,521)         (95,770)
                                           ------------    -----------    ----------    -----------    ----------    ------------
Increase (decrease) from capital
  transactions.........................      22,347,558     13,809,584     1,761,464      8,061,833    3,409,350       69,306,182
Net assets at beginning of year........      44,711,787     31,427,223     1,558,861      3,140,748    2,239,252      609,110,532
                                           ------------    -----------    ----------    -----------    ----------    ------------
Net assets at end of year..............    $ 78,077,353    $52,856,921    $3,685,861    $13,206,335    $6,232,237    $937,610,090
                                           ============    ===========    ==========    ===========    ==========    ============

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

                                                                  YEAR ENDED DECEMBER 31, 1998
                                -------------------------------------------------------------------------------------------------
                                   FORTIS      FORTIS U.S.      FORTIS        FORTIS        FORTIS        FORTIS        FORTIS
                                   GROWTH      GOVERNMENT       MONEY          ASSET      DIVERSIFIED     GLOBAL      AGGRESSIVE
                                   STOCK       SECURITIES       MARKET      ALLOCATION      INCOME        GROWTH        GROWTH
                                ------------   -----------   ------------   -----------   -----------   -----------   -----------
OPERATIONS
Dividend income...............  $ 10,011,623   $  604,612    $    417,836   $    95,130   $   516,581   $    92,908   $    78,258
Mortality and expense and
  policy advance charges......    (2,172,350)    (108,978)        (97,182)     (532,382)      (89,921)     (965,714)     (457,512)
Net realized gain (loss) on
  investments.................     5,194,040      198,574          47,621       555,821        77,069     1,873,640       452,032
Net unrealized appreciation
  (depreciation) of
  investments.................    19,387,059      (18,374)        (24,618)    8,022,659      (130,599)    6,899,076     7,815,700
                                ------------   -----------   ------------   -----------   -----------   -----------   -----------
Net increase (decrease) in net
  assets resulting from
  operations..................    32,420,372      675,834         343,657     8,141,228       373,130     7,899,910     7,888,478
CAPITAL TRANSACTIONS
Purchase of variable account
  units.......................    16,114,322    4,401,606      15,648,521     6,247,649     2,923,619     7,934,991     8,656,071
Redemption of variable account
  units.......................   (14,790,719)  (3,465,915)    (14,377,114)   (2,713,046)   (1,482,876)   (7,198,093)   (4,140,981)
Redemptions for mortality and
  expense charges.............     2,172,350      108,978          97,182       532,382        89,921       965,714       457,512
Funding of subaccount by
  Fortis Benefits Insurance
  Company.....................            --           --              --            --            --            --            --
Redemption of Fortis Benefits
  Insurance Company investment
  in subaccount...............            --           --              --            --            --            --            --
Dividend income distribution
  to Fortis Benefits Insurance
  Company.....................            --           --              --            --            --            --            --
                                ------------   -----------   ------------   -----------   -----------   -----------   -----------
Increase from capital
  transactions................     3,495,953    1,044,669       1,368,589     4,066,985     1,530,664     1,702,612     4,972,602
Net assets at beginning of
  year........................   180,195,553    8,799,419       8,085,513    41,390,510     6,768,217    77,949,647    35,057,717
                                ------------   -----------   ------------   -----------   -----------   -----------   -----------
Net assets at end of year.....  $216,111,878   $10,519,922   $  9,797,759   $53,598,723   $ 8,672,011   $87,552,169   $47,918,797
                                ============   ===========   ============   ===========   ===========   ===========   ===========

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
VARIABLE ACCOUNT C

                                                                        YEAR ENDED DECEMBER 31, 1998
                                            -------------------------------------------------------------------------------------
                                              FORTIS                       FORTIS                       FORTIS
                                             GROWTH &       FORTIS      GLOBAL ASSET     FORTIS      INTERNATIONAL
                                              INCOME      HIGH YIELD     ALLOCATION    GLOBAL BOND       STOCK       FORTIS VALUE
                                            -----------   -----------   ------------   -----------   -------------   ------------
OPERATIONS
Dividend income..........................   $    10,771   $   428,836   $   561,799    $   94,052     $ 1,605,384    $   283,540
Mortality and expense and policy advance
  charges................................      (399,394)      (61,285)      (83,639)      (22,737)       (234,715)      (119,375)
Net realized gain (loss) on
  investments............................       459,331        47,340       151,193        11,737         346,030        205,629
Net unrealized appreciation
  (depreciation) of investments..........     3,655,009      (463,439)      347,862       145,597         815,560        401,780
                                            -----------   -----------   -----------    ----------     -----------    -----------
Net increase (decrease) in net assets
  resulting from operations..............     3,725,717       (48,548)      977,215       228,649       2,532,259        771,574
CAPITAL TRANSACTIONS
Purchase of variable account units.......    10,810,093     2,313,861     2,107,553       646,464       7,684,870      6,707,673
Redemption of variable account units.....    (2,405,271)   (1,552,255)   (1,150,806)     (456,482)     (2,727,690)      (914,596)
Redemptions for mortality and expense
  charges................................       399,394        61,285        83,639        22,737         234,715        119,375
Funding of subaccount by Fortis Benefits
  Insurance Company......................            --            --            --            --              --             --
Redemption of Fortis Benefits Insurance
  Company investment in subaccount.......            --            --            --            --              --       (453,865)
Dividend income distribution to Fortis
  Benefits Insurance Company.............            --            --            --            --              --             --
                                            -----------   -----------   -----------    ----------     -----------    -----------
Increase from capital transactions.......     8,804,216       822,891     1,040,386       212,719       5,191,895      5,458,587
Net assets at beginning of year..........    27,213,567     4,665,766     6,058,197     1,779,806      15,633,462      6,793,044
                                            -----------   -----------   -----------    ----------     -----------    -----------
Net assets at end of year................   $39,743,500   $ 5,440,109   $ 8,075,798    $2,221,174     $23,357,616    $13,023,205
                                            ===========   ===========   ===========    ==========     ===========    ===========

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
VARIABLE ACCOUNT C

                                                                         YEAR ENDED DECEMBER 31, 1998
                                             ------------------------------------------------------------------------------------
                                                              FORTIS         FORTIS        FORTIS        FORTIS        COMBINED
                                               FORTIS        BLUE CHIP      MID CAP      LARGE CAP     SMALL CAP       VARIABLE
                                              S & P 500        STOCK         STOCK*       GROWTH*        VALUE*        ACCOUNT
                                             -----------    -----------    ----------    ----------    ----------    ------------
OPERATIONS
Dividend income..........................    $   661,349    $   526,017    $    2,654    $     803     $  29,147     $ 16,021,300
Mortality and expense and policy advance
  charges................................       (353,094)      (226,004)       (1,146)      (3,149)       (2,269)      (5,930,846)
Net realized gain (loss) on
  investments............................      1,417,959        163,987          (551)        (599)       (2,161)      11,198,692
Net unrealized appreciation
  (depreciation) of investments..........      5,641,705      4,970,502        49,677      434,398        (5,675)      57,943,879
                                             -----------    -----------    ----------    ----------    ----------    ------------
Net increase (decrease) in net assets
  resulting from operations..............      7,367,919      5,434,502        50,634      431,453        19,042       79,233,025
CAPITAL TRANSACTIONS
Purchase of variable account units.......     24,567,864     14,173,614       697,126    1,909,786     1,405,053      134,950,736
Redemption of variable account units.....     (4,191,140)      (856,152)      (38,634)     (53,376)      (26,427)     (62,541,573)
Redemptions for mortality and expense
  charges................................        353,094        226,004         1,146        3,149         2,269        5,930,846
Funding of subaccount by Fortis Benefits
  Insurance Company......................             --             --       850,000      850,000       850,000        2,550,000
Redemption of Fortis Benefits Insurance
  Company investment in subaccount.......     (2,506,810)       (74,424)           --           --            --       (3,035,099)
Dividend income distribution to Fortis
  Benefits Insurance Company.............             --        (43,474)       (1,411)        (264)      (10,685)         (55,834)
                                             -----------    -----------    ----------    ----------    ----------    ------------
Increase from capital transactions.......     18,223,008     13,425,568     1,508,227    2,709,295     2,220,210       77,799,076
Net assets at beginning of year..........     19,120,860     12,567,153            --           --            --      452,078,431
                                             -----------    -----------    ----------    ----------    ----------    ------------
Net assets at end of year................    $44,711,787    $31,427,223    $1,558,861    $3,140,748    $2,239,252    $609,110,532
                                             ===========    ===========    ==========    ==========    ==========    ============

* For the period from May 1, 1998 to December 31, 1998.

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
DECEMBER 31, 1999

1.   GENERAL
FORTIS BENEFITS INSURANCE COMPANY
Variable Account C (the "Account") was established as a segregated asset account of Fortis Benefits Insurance Company ("Fortis Benefits") on March 13, 1986 under Minnesota law. The Account is registered under the Investment Company Act of 1940 as a unit investment trust. Fortis Benefits serves as distributor of Harmony Investment Life and Wall Street Series policies.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The assets of the Account are segregated from Fortis Benefits' other assets. The operations of the Account are part of Fortis Benefits. The following is a summary of significant accounting policies consistently followed by the Account in the preparation of its financial statements.

INVESTMENT TRANSACTIONS
Capital gain distributions from subaccounts are recorded on the ex-dividend date and reinvested upon receipt.

INVESTMENT INCOME
Dividend income from subaccounts is recorded on the ex-dividend date and reinvested upon receipt.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of net assets at the date of the financial statements and the reported amounts of net increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.   INVESTMENTS
There are eighteen subaccounts within the Account, each of which invests only in a corresponding portfolio of Fortis Series Fund, Inc. (the Series). Investments in shares of the Series are stated at market value, which is based on the percentage owned by the Account of the net asset value of the respective portfolios of these Series. The Series' net asset value is based on market quotations of the securities held in the portfolio.

The cost of investments sold and redeemed is determined using the average cost method. Unrealized appreciation or depreciation of investments represents the Account's share of the subaccount's undistributed net investment income, undistributed realized gains and losses and unrealized appreciation or depreciation.

Purchases and sales of shares of the Funds are recorded on the trade date. The number of shares and aggregate cost of purchases, including reinvested dividends and realized capital gains, and aggregate cost of investments sold or redeemed were as follows:

                                                         YEAR ENDED DECEMBER 31, 1999
                                            -------------------------------------------------------
                                                    SHARES
                                            ----------------------      COST OF      COST OF SALES/
                                            PURCHASED      SOLD        PURCHASES      REDEMPTIONS
                                            ---------    ---------    -----------    --------------
Fortis Series Fund, Inc.:
  Growth Stock..........................    2,512,076      525,378    $83,665,633     $13,992,925
  U.S. Government Securities............     211,520       215,751      2,214,393       2,251,164
  Money Market..........................    2,302,851    1,845,033     25,802,840      20,620,116
  Asset Allocation......................     646,220       165,710     13,395,143       2,626,169
  Diversified Income....................     199,861       196,143      2,257,811       2,271,672
  Global Growth.........................     361,442       442,904      9,042,810       7,191,487

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
VARIABLE ACCOUNT C
DECEMBER 31, 1999

3.   INVESTMENTS (CONTINUED)

                                                         YEAR ENDED DECEMBER 31, 1999
                                            -------------------------------------------------------
                                                    SHARES
                                            ----------------------      COST OF      COST OF SALES/
                                            PURCHASED      SOLD        PURCHASES      REDEMPTIONS
                                            ---------    ---------    -----------    --------------
  Aggressive Growth.....................     704,802       315,547    $14,722,906     $ 4,300,662
  Growth & Income.......................     401,616       191,812      8,441,911       3,220,726
  High Yield............................     238,168        95,826      2,260,939         966,641
  Global Asset Allocation...............     207,822        99,180      2,549,922       1,286,992
  Global Bond...........................      94,115        56,663        792,845         623,607
  International Stock...................     503,248       256,163      7,884,193       3,446,143
  Value.................................     238,790        98,941      3,591,291       1,340,791
  S&P 500...............................    1,590,474      518,948     32,412,484       8,779,383
  Blue Chip Stock.......................     783,478        65,509     15,541,663       1,036,486
  Mid Cap Stock.........................     202,776        19,461      1,940,943         175,874
  Large Cap Growth......................     680,882        64,360      9,121,360         787,573
  Small Cap Value.......................     409,800        40,373      4,047,492         378,065

                                                         YEAR ENDED DECEMBER 31, 1998
                                            -------------------------------------------------------
                                                    SHARES
                                            ----------------------      COST OF      COST OF SALES/
                                            PURCHASED      SOLD        PURCHASES      REDEMPTIONS
                                            ---------    ---------    -----------    --------------
Fortis Series Fund, Inc.:
  Growth Stock..........................     729,677       388,040    $26,125,945     $ 9,596,679
  U.S. Government Securities............     456,835       318,071      5,006,218       3,267,341
  Money Market..........................    1,455,023    1,287,790     16,066,357      14,329,493
  Asset Allocation......................     334,518       142,687      6,342,779       2,157,225
  Diversified Income....................     285,468       122,389      3,440,200       1,405,807
  Global Growth.........................     376,880       339,005      8,027,899       5,324,453
  Aggressive Growth.....................     615,389       283,998      8,734,329       3,688,949
  Growth & Income.......................     541,513       120,216     10,820,864       1,945,940
  High Yield............................     263,774       147,833      2,742,697       1,504,915
  Global Asset Allocation...............     188,040        80,102      2,669,352         999,613
  Global Bond...........................      65,856        40,879        740,516         444,745
  International Stock...................     627,164       184,515      9,290,254       2,381,660
  Value.................................     494,519        94,739      6,991,213       1,162,832
  S&P 500...............................    1,494,482      401,256     25,229,213       5,279,991
  Blue Chip Stock.......................     896,941        57,169     14,699,631         810,063
  Mid Cap Stock.........................     166,528         4,760      1,549,780          40,596
  Large Cap Growth......................     266,175         5,412      2,760,589          54,239
  Small Cap Value.......................     245,700         4,393      2,284,200          39,273

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
VARIABLE ACCOUNT C
DECEMBER 31, 1999

3.   INVESTMENTS (CONTINUED)
Fortis Benefits' investment in the subaccounts represented the following number of shares of the Funds held and aggregate cost of amounts invested at December 31, 1999:

                                                                 NUMBER       COST OF
                                                                OF SHARES      SHARES
                                                                ---------    ----------
Fortis Series Fund, Inc.:
  Blue Chip Stock...........................................     139,751     $1,443,162
  Mid Cap Stock.............................................      85,006        849,946
  Large Cap Growth..........................................      85,056        856,963
  Small Cap Value...........................................      85,063        848,510

4.   ACCOUNT CHARGES
PREMIUM EXPENSE CHARGE
For Wall Street Series VUL, VUL 100, VUL 220, VUL 500 and Survivor policies, there currently is no premium expense charge; however, Fortis Benefits reserves the right to impose a charge up to 2.5% of each premium payment, for the VUL, VUL 100, VUL 220, VUL 500 and a charge up to 3.0% of each premium payment for the Survivor, to be reimbursed for premium taxes or similar charges it expects to pay.

For Harmony Investment Life policies, a 5% sales charge and a 2.2% state premium tax are deducted from each premium payment received by Fortis Benefits. The resulting net premiums are allocated to the subaccounts of the Account and/or to the Fortis Benefits general account.

MONTHLY DEDUCTIONS FROM POLICY VALUE
Monthly deductions from the net assets attributed to each policy are as follows:

-   Monthly cost of insurance.

-   Monthly cost of any optional insurance benefits added by rider.

For Wall Street Series VUL policies:

- Monthly administrative charge of $5.00 per policy. Fortis Benefits reserves the right to change this administrative charge, but it will never exceed $11.50 per month. Fortis Benefits also reserves the right to impose an additional monthly administrative charge of up to $.13 per thousand dollars of face amount in force.

- Asset-based charge (mortality and expense risk charge) deducted from the policy value invested in any of the investment options (other than the general account option). The charge is based on annual percentage rates as follows:

                                                                YEARS 1 - 9    YEARS 10+
                                                                -----------    ---------
Unloaned policy value:
  In variable subaccounts:
     $0 - $25,000...........................................       1.10%          70%
     $25,001 - $250,000.....................................        .70%          30%
     $250,001 or more.......................................        .35%          10%

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
VARIABLE ACCOUNT C
DECEMBER 31, 1999

4.   ACCOUNT CHARGES (CONTINUED)
For Wall Street Series VUL 100, VUL 220, VUL 500 and Survivor Policies:

- For Wall Street Series VUL 100, VUL 220 and VUL 500, a monthly administrative charge of $4.50 per policy. For Wall Street Series Survivor, a monthly administrative charge of $6.00 per policy. Fortis Benefits reserves the right to change this administrative charge, but it will never exceed $7.50 per month for VUL 100, VUL 220, VUL 500 and Survivor.

- For VUL 220 and VUL 500, a monthly sales, premium tax and policy advance charge of $4.00 per policy.

For Harmony Investment Life Policies:

- Monthly administrative charge of $5.00 per policy ($3.00 for policies applied for prior to July 1, 1988).

- For policies issued subsequent to July 1, 1988, Fortis Benefits reserves the right to impose an expense charge of not more than $15.00 per month and an additional per-thousand-of-face amount of insurance expense charge of not more than $.08 per month for insureds age 29 or less and $.25 per month for insureds age 30 and over during the first 12 policy months. Fortis Benefits currently does not impose any of the expense charges described in the preceding sentence.

- For policies issued prior to July 1, 1988, Fortis Benefits currently imposes an expense charge of $10.00 per month and an additional per-thousand-of-face amount of insurance expense charge of $0.06 per month for insureds age 29 or less and $0.20 per month for insureds age 30 and over during the first 12 policy months.

MORTALITY AND EXPENSE RISK AND POLICY ADVANCE CHARGES
Fortis Benefits deducts a daily mortality and expense risk charge from the Account at an annual rate of 0.75% of the net assets of Harmony Investment Life policyholders, 0.90% of the net assets of Wall Street Series VUL 100, VUL 220 and VUL 500 policyholders, and 1.00% of the net assets of Wall Street Survivor policyholders. These charges will be deducted by Fortis Benefits in return for its assumption of expenses arising from adverse mortality experience or excess administrative expenses in connection with policies issued. Fortis Benefits also deducts a sales, premium tax and policy advance charge from the Account at an annual rate of 0.27% of net assets of Wall Street Series VUL 220 and VUL 500 policyholders, and 0.35% of net assets of Wall Street Series Survivor policyholders.

5.   SURRENDER CHARGES
Policies surrendered within the first 14 years of issuance for Wall Street Series VUL and the first 11 years of issuance for the Wall Street Series VUL 100, VUL 220 and VUL 500, and the first 10 years of issuance for the Wall Street Survivor, Fortis Benefits assesses a surrender charge. For Wall Street Series VUL, the charge is based on the face amount and the insured person's age at issuance of the policy. For Wall Street VUL 100, VUL 220 and VUL 500, the charge is the sum of any sales, premium tax and policy advance charges not previously deducted on a monthly or daily basis. For VUL 220 and VUL 500, there is an additional surrender charge of $5.00 per thousand of the policy's initial face amount plus a maximum percentage of the annualized net minimum premiums. The percentage is 12% for VUL 220 and 22% for VUL 500. The surrender charge for the Wall Street Series VUL 100, VUL 220 and VUL 500 is limited to certain maximums based on the insured person's age at the time of issuance and decreases at a constant rate on the fifth and subsequent anniversaries until it reaches zero on the eleventh policy anniversary.

The surrender charge for the Wall Street Survivor is limited to a certain maximum based on the insured person's age at the time of issuance and decreases at a constant rate on subsequent anniversaries until it reaches zero on the tenth policy anniversary.

For Harmony Investment Life policies surrendered within the first nine years of issuance of the policy or face increase, a surrender charge is assessed. The charge is a maximum of 25% of the annualized net premium and decreases at a constant rate on the fifth and subsequent anniversaries until it reaches zero on the ninth policy anniversary.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
VARIABLE ACCOUNT C
DECEMBER 31, 1999

5.   SURRENDER CHARGES (CONTINUED)
Surrender charges are included in redemptions and are paid directly to Fortis Benefits. Surrender charges collected by Fortis Benefits were $6,308,174 and $5,034,170 in 1999 and 1998, respectively.

6.   FEDERAL INCOME TAXES
The operations of the Account form a part of, and are taxed with, the operations of Fortis Benefits, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset values of the subaccounts are not affected by federal income taxes on income distributions received by the subaccounts.

7.   RELATED PARTY TRANSACTIONS
Fortis Advisers, Inc. (a wholly-owned subsidiary of Fortis, Inc.) provides investment management services to Fortis Series Fund, Inc. in exchange for investment advisory and management fees. Investment advisory and management fees are based on each portfolio's daily net assets and decrease in reduced percentages as average daily net assets increase. The fees represent an investment expense to Fortis Series Fund, Inc. which reduces the portfolios' net assets. These fees charged by Fortis Advisers, Inc. are not available on an individual variable account basis. Fees for all variable accounts to which Fortis Advisers, Inc. provided investment management services amounted to $21,779,394 and $17,790,513 in 1999 and 1998, respectively.

8.   YEAR 2000 (UNAUDITED)
The Account has no computer systems of its own and is, therefore, dependent upon the systems of its affiliates, including Fortis Benefits Insurance Company (Fortis Benefits), Fortis Advisers (Advisers) and certain other third parties. Fortis Benefits and Advisers utilize Fortis Inc. (Fortis) to process their businesses. Fortis created a Year 2000 Project which was dedicated to ensuring that all systems for Fortis and subsidiaries and affiliates were Year 2000 ready. The estimated total cost of Fortis Year 2000 Project was approximately $85 million. There were no costs allocated to the Account, as amounts are only allocated to the affiliated companies.

As of December 20, 1999, 100% of the Mission Critical and non-Mission Critical computer system lines of code that had been identified were renovated and tested and were Year 2000 ready. Although there have been several matters as of the date of this publication, no significant disruptions resulting from the century date change have been detected in any of its Mission Critical systems. Fortis will continue to monitor the status of and respond to any potential Year 2000 issue.

                           INDEX OF WORDS AND PHRASES

     This index should help you to locate more information about some of the terms and phrases used in this prospectus.


                                   PAGE TO SEE IN
          DEFINED TERM             THIS PROSPECTUS
          ------------             ---------------
alternative death benefit........         6
amount at risk...................         7
asset-based monthly charge.......         6
automatic rebalancing............         5
basis............................        23
beneficiary......................        25
close of business................        27
Code.............................        22
cost of insurance rates..........         7
death benefit....................         6
dollar cost averaging............         5
face amount......................         6
Fortis...........................        21
full surrender...................        12
Fund.............................         4
general account option...........        28
grace period.....................         9
guaranteed death benefit.........         9
guaranteed death benefit
  charge.........................         8
insured person...................         7
investment option................         5
lapse............................        10
monthly anniversary..............        27
maturity, maturity date..........         6
modified endowment contract......        14
monthly insurance charge.........         7
monthly administrative charge....         7
monthly deduction................         6



                                   PAGE TO SEE IN
          DEFINED TERM             THIS PROSPECTUS
          ------------             ---------------
owner............................        14
partial withdrawal...............        12
payment option...................        13
planned periodic premium.........         9
Policy anniversary...............        27
policy date......................        27
Policy loan......................        12
policy value.....................         5
premium payments.................         4
premiums.........................         4
prospectus.......................         3
recommended monthly minimum
  premiums.......................         4
reduced interest rate for Policy
  loan...........................        13
reinstate, reinstatement.........         9
rider............................        11
separate account.................        21
Separate Account C...............        21
seven-pay test...................        22
subaccounts......................        21
surrender........................        12
surrender charge.................         8
surrender value..................        12
telephone transfers..............        15
transfers........................        10
valuation date, period...........        27
we...............................        21
you, your........................        14


     We have filed a registration statement relating to Variable Account C and the Policies with the SEC. The registration statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus. If you would like the additional information, you may obtain it from the SEC's main office in Washington, D.C. You will have to pay a fee for the material.

     THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FORTIS BENEFITS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS, OR ANY SUPPLEMENTS THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FORTIS BENEFITS.

                                    PART II


                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

      Facing Sheet.

      Cross-Reference Table. (Filed as a part of the initial Form S-6 Registration Statement filed December 21, 1998).


      Prospectus, consisting of 66 pages.


      Undertaking to File Reports. (Filed as a part of the initial Form S-6 Registration Statement filed December 21, 1998).


      Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933. (Filed as a part of the initial Form S-6 Registration Statement filed December 21, 1998).


      Representation pursuant to Section 26(e)(2)(A). (Filed as a part of the initial Form S-6 Registration Statement filed December 21, 1998).

      Signatures.

      Written Consents of the following persons:

            Kay M. Doughty, ASA, MAAA. (filed with Exhibit 6 below).

            Douglas R. Lowe, Esq. (filed with Exhibit 2 below).

            Ernst & Young LLP, Independent Auditors.

      The following exhibits:

      1A.   (1)   --Resolution of Board of Directors of Fortis
                  Benefits (under its prior name, Western Life
                  Insurance Company) effecting the establishment of Variable Account C (incorporated by reference from
                  Exhibit 1.A(1) to registrant's Form S-6
                  Registration Statement, File No. 33-28551, filed on May 5, 1989).

            (2)   --Not applicable

            (3)   --(a) Distribution Agreement between Fortis
                  Benefits and Fortis Investors, Inc. (incorporated by reference from Exhibit No. 3(a) to Post-
                  Effective Amendment No. 9 to registrant's Form S-6 registration statement, File No. 33-28551, filed April 29, 1994).

                  --(b) Form of Dealer Sales Agreement (incorporated by reference from Post-Effective Amendment No. 12 to registrant's Form N-4 registration statement, File No. 33-19421, filed December 22, 1994).

                  --(c) Schedule of sales commissions (incorporated by reference from "Distribution of the Policies" in the attached prospectus).

            (4)   --Not applicable

            (5)   --(a) Specimen Flexible Premium Variable Life
                  Insurance Policy. (Filed as part of Pre-Effective Amendment No. 1 to this Form S-6 Registration Statement filed
                  April 1, 1999).

                  --(b) Form of Cost of Living Adjustment Rider. (Filed as part of Pre-Effective Amendment No. 1 to this Form S-6 Registration Statement filed April 1, 1999).


                  --(c) Form of Waiver of Monthly Deductions Rider (incorporated by reference from Exhibit 1.A(5)(c) to Pre-Effective Amendment No. 1 to registrant's Form S-6 Registration Statement, File No. 33-28551, filed on August 18, 1989).

                  --(d) Form of Waiver of Selected Amount Rider and Accelerated Death Benefit Rider (incorporated by reference from Exhibit 5(d) to Post-Effective Amendment No. 9 to the registrant's Form S-6 Registration Statement, File No. 33-28551, filed April 29, 1994).

                  --(e) Form of Primary Insured Rider Plus and
                  Additional Insured Rider Plus (incorporated by reference from Exhibit 5(d) to Post-Effective
                  Amendment No. 7 to registrant's Form S-6 Registration Statement File No. 33-48266, filed April 28, 1995).

                  --(f) Form of Child Insurance Rider (Incorporated by reference from Exhibit 1.A(5) to Pre-Effective
                  Amendment No. 1 to registrant's Form S-6 Registration Statement, File No. 33-03919, filed on November 5, 1986).


                  --(g) Form of Guaranteed Death Benefit Rider


            (6) --(a) Articles of Incorporation of Fortis Benefits (incorporated by reference from Exhibit 1.A(6)(a) to the initial filing of registrant's Form S-6 Registration Statement, File No. 33-03919, filed on March 17, 1986).

                  --(b) Bylaws of Fortis Benefits (incorporated by reference from Exhibit 1.A(6)(b) to the initial filing of registrant's Form S-6 Registration Statement, File No. 33-03919, filed on March 17, 1986).

                  --(c) Amendment to Articles of Incorporation and Bylaws dated November 21, 1991 (incorporated by reference from Exhibit 1.A(6)(c) to registrant's Post-Effective Amendment No. 4 to Form S-6 Registration Statement, File No. 33-28551, filed on March 2, 1992).


                  --(d) Amendment to Bylaws dated May 1, 1999 (Incorporated by reference from Exhibit 3(d) to Form 10-K, File No. 33-46620, filed March 29, 2000).


            (7)   --Not applicable.

            (8)   --Not applicable.

            (9)   --Not applicable.

            (10) --(a) Application Form for Flexible Premium Variable Life Insurance Policy and Form of Temporary Insurance Agreement.

                  --(b) Policy Change Application, Transfer Request
                  Form, and Change of Premium Allocation Form (incorporated by reference from Exhibit 1.A(10)(b) to registrant's Post-Effective Amendment No. 4 to Form S-6 Registration Statement, File 33-28851, filed on March 2, 1992).

             Other Exhibits
             --------------

      2. Opinion & consent of Counsel (Filed as a part of the initial Form S-6 Registration Statement filed December 21, 1998).

      3.    Not applicable

      4.    Not applicable

      5.    --Not applicable.


      6. --Opinion and consent of actuary (Filed as part of Pre-Effective Amendment No. 1 to this Form S-6 Registration Statement filed April 1, 1999).

            (a) Supplemental opinion and consent of actuary.



      7. --Power of Attorney for Messrs, Freedman, Gaddy, Mackin, Keller, Clayton, Mahoney, Clancy, Meler and Greiter (incorporated by reference from Exhibit 11 to registrant's Form S-6 Registration Statement, File No. 33-73138, filed on December 17, 1993).

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, FORTIS BENEFITS INSURANCE COMPANY has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested all in the City of St. Paul, State of Minnesota, this 17th day of April, 2000. Fortis Benefits Insurance Company hereby makes the representation required by Rule 485(b)(4) under the Securities Act of 1933, and further represents that the amended registration statement contains no information that would render Rule 485(b) unavailable.


                          FORTIS BENEFITS INSURANCE COMPANY


                          By: /s/ Robert Brian Pollock
                              ---------------------------------
                              Robert Brian Pollock, President
   Attest: /s/ Douglas R. Lowe
           ----------------------------
           Douglas R. Lowe
           Associate General Counsel --
           Life and Investment Products


Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on April 17, 2000.


/s/ Robert Brian Pollock
----------------------------------------------
Robert Brian Pollock, President and Director
(Chief Executive Officer)


/s/ Larry M. Cains
----------------------------------------------
Larry M. Cains, Treasurer


/s/ Dean Conrad Kopperud
----------------------------------------------
Dean Conrad Kopperud, Director

*
----------------------------------------------
Allen Royal Freedman, Chairman of the Board

*
----------------------------------------------
Jon Kerry Clayton, Director


----------------------------------------------
Arie Aristide Fakkert, Director



* By: /s/ Robert Brian Pollock
      ----------------------------------------
      Robert Brian Pollock -- Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant, VARIABLE ACCOUNT C of Fortis Benefits Insurance Company, has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Paul, State of Minnesota this 17th day of April, 2000.


                                VARIABLE ACCOUNT C
                                OF FORTIS BENEFITS INSURANCE COMPANY

                                By: FORTIS BENEFITS INSURANCE COMPANY
                                      (Depositor)


                                By: /s/ Robert Brian Pollock
                                   ---------------------------------
                                   Robert Brian Pollock, President



                         Attest:    /s/ Douglas R. Lowe
                                   ---------------------------------
                                   Douglas R. Lowe,
                                   Associate General Counsel-
                                   Life and Investment Products

                          Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 17, 2000 on the financial statements of Fortis Benefits Insurance Company and our report dated March 29, 2000 on the financial statements of Fortis Benefits Insurance Company Variable Account C (Account C) in Pre-Effective Amendment No. 1 to the Registration Statement (Form S-6 No. 333-69327) and related Prospectus of Fortis Benefits Insurance Company for the registration of flexible premium variable life insurance policies.


                                                         /s/ Ernst & Young LLP



Minneapolis, Minnesota
April 27, 2000

                               INDEX TO EXHIBITS


                                                                       PAGE(1)





1A. (5)(g)  Form of Guaranteed Death Benefit Rider
6.  (a)     Supplemental Opinion and Consent of Actuary



-----------------------------
    (1) Page numbers inserted in manually-signed copy only.